Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
Filed by Registrant (x)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )   Preliminary Proxy Statement
(X)   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12
                          Georgia Bonded Fibers, Inc.
               (Name of Registrant as Specified in its Charter)
                      David A. Dugan, Corporate Secretary
                  (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
(x)   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
      or Item 22(a)(2) of Schedule 14A.
( ) $500 per each party to the controversy pursuant to Exchange Act Rules 14a-6(i)(3).
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
      (4)   Proposed maximum aggregate value of transaction:
Set forth the amount on which the filing fee is calculated and state how it was determined.
( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

			BONTEX (registered trademark)

                                     1996

                     Notice of Annual Stockholders Meeting

                                      and

                                Proxy Statement






















Thursday, November 7, 1996
at 10:30 a.m. local time
Lexington, Virginia

Dear Shareholder:

You are cordially invited to attend the Annual Shareholders Meeting to be held at 10:30 A.M., Eastern Standard Time, on Thursday, November 7, 1996, at the Best Western Inn at Hunt Ridge, Lexington, Virginia. The accompanying Notice of Annual Meeting and Proxy Statement contain detailed information as to the formal business to be transacted at the meeting.

In addition to the other matters to be acted upon at the Annual Meeting, the Board recommends that you support and vote for Proposal No. 3, to change the state of incorporation of the Company from New Jersey to Virginia and thereby adopt certain important changes to the Company's Certificate/Articles of Incorporation. The proposal, if approved, should help to assure the continued success of the Company. The proposed changes will be accomplished by merging the Company into a wholly owned Virginia subsidiary. The only purpose of the merger is to effectuate these proposed changes. The reorganization will not result in any change in the business, management, net worth, assets, or liabilities of the Company. Furthermore, the transaction is generally intended to qualify as a tax-free reorganization, as described in the attached Proxy Statement.

If Proposal No. 3 is approved, as part of the reorganization transaction, the number of authorized shares of the Company's Common Stock will be increased to 10,000,000, and a new class of up to 10,000,000 shares of Preferred Stock will be created. This is intended to, among other things, help assure that the Company has adequate shares available for general corporate needs, including possible future stock splits.

The reorganization is described in more detail under Proposal No. 3 in the attached Proxy Statement. The Board believes that the reorganization is essential to the long-term success of the Company.

The Board urges you to vote "FOR" all proposals on the enclosed proxy card.

Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, please complete, sign, and date the proxy card attached and return it in the enclosed postage-paid envelope. Please note, however, that if your shares are held of record by a broker, bank, or other nominees and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

Thank you for your interest.

Sincerely,



James C. Kostelni
Chairman of the Board and
Chief Executive Officer

                     NOTICE OF ANNUAL STOCKHOLDERS MEETING
                                                                October 4, 1996

                          GEORGIA BONDED FIBERS, INC.

      Notice is hereby given that the Annual Meeting of Stockholders of Georgia Bonded Fibers, Inc. will be held at the Best Western Inn at Hunt Ridge, Willow Springs Drive, Lexington, Virginia, on November 7, 1996, at 10:30 a.m. Eastern Standard Time, for the following purposes:

      1. To elect three Class C directors to serve until the annual meeting of stockholders in 1999;

      2. The appointment of independent auditors of the Company for the fiscal year 1997;

      3. To vote upon a proposal to change the state of incorporation of Georgia Bonded Fibers, Inc., to Virginia and to effect amended and restated Articles of Incorporation modifying certain provisions of the Certificate of Incorporation of the Company by approving a Plan and Agreement of Merger dated as of August 19, 1996, and the related Articles of Merger (the "Reorganization Agreement"), attached as Appendix A to the accompanying Proxy Statement, providing for the merger of the Company into a Virginia corporation, which is a wholly owned subsidiary of the Company (the "Reorganization"); and

      4. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

       Only stockholders of record at the close of business on September 25, 1996, are entitled to vote at this meeting.

      If The Reorganization is approved, all of the previously outstanding shares of Company Common Stock will be converted automatically to the same number of shares of common stock of the Virginia corporation, and the Company will be governed by Virginia law and the Bylaws and the Articles of Incorporation of the Virginia corporation.

      Holders of Company Common Stock shall have the right to dissent from the vote on the Reorganization Agreement and to receive payment of the fair value of shares of Company Common Stock held of record by such stockholders upon compliance with the applicable provisions of Chapter 11 of the New Jersey Business Corporation Act, the full text of which is included as Appendix C to the Proxy Statement that is attached to this Notice of Annual Meeting. For a summary of the dissenters' rights of Company stockholders, see "Dissenters' Rights" in the Proxy Statement.

      You are urged to fill in, date and sign the accompanying proxy and to mail the same as promptly as possible. If you sign and return your proxy without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the directors' recommendations. Should you decide to attend the meeting and vote in person, you may withdraw your proxy.

      Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding the matters proposed to be acted upon at the Annual Meeting.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                                           David A. Dugan
                                                      Corporate Secretary

                          GEORGIA BONDED FIBERS, INC.
                           A NEW JERSEY CORPORATION
                                PROXY STATEMENT
                      1996 ANNUAL MEETING OF STOCKHOLDERS

                                    GENERAL

      This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Georgia Bonded Fibers, Inc. (the "Company") of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Company to be held on November 7, 1996, at 10:30 a.m., Eastern Standard Time, at the Best Western Inn at Hunt Ridge, Willow Springs Drive, Lexington, Virginia 24450, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders is October 8, 1996.

       A copy of the Company's Annual Report to Stockholders, including financial statements for the fiscal year ended June 30, 1996, reported upon by KPMG Peat Marwick LLP, is being mailed concurrently with this Proxy Statement, but should not be considered proxy solicitation material.

      Any person signing and mailing the enclosed form of proxy may revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by submitting a signed proxy bearing a later date, or by giving prior written notice of revocation of the proxy to the Corporate Secretary of the Company, One Bontex Drive, Buena Vista, Virginia 24416-0751. All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in the manner specified therein. If no specification is made, the proxy will be voted FOR the election of all of the Class C directors, FOR the appointment of KPMG Peat Marwick LLP as independent auditors and FOR the approval of the Reorganization of Georgia Bonded Fibers, Inc.

                               VOTING SECURITIES

      The close of business on September 25, 1996, has been fixed as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting of Stockholders. There were 1,572,824 shares of Company common stock outstanding as of the foregoing record date, and each such share is entitled to one vote.

      The holders of shares entitled to cast a majority of the votes at the Annual Meeting constitute a quorum. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for purposes of establishing a quorum. Abstentions and broker non-votes (i.e., shares registered in the names of brokers or other "street name" nominees for which proxies are voted for some but not all matters) will be included in determining the number of shares represented at the Annual Meeting.
Directors will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting. For purposes of determining the votes cast with respect to any other matter presented for consideration at the Annual Meeting, including the vote of Company stockholders with respect to the Reorganization described in Proposal No. 3, only those votes cast "for" or "against" are included. Votes that are withheld and broker non-votes will not be included in determining the number of votes cast.

      The Company will appoint one or more inspectors of election to act at the Annual Meeting and to make a written report thereof. Prior to the meeting, the inspectors will sign an oath to perform their duties in an impartial manner and according to the best of their ability. The inspectors will ascertain the number of shares outstanding and the voting power of each, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties as required by law.

      As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are kept private by the Company. Such documents are available for examination only by the inspectors of the election and certain personnel associated with processing proxy cards and tabulating the vote. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                 STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth as of August 30, 1996, information with respect to the only known beneficial owners of more than five percent of the outstanding common stock of the Company.

Name and Address of                Number of Shares
 Beneficial Owner                  Beneficially Owned        Percent of Class
-----------------                  ------------------        ----------------
First Union National Bank             843,178 (1)                 53.61
303 Broad Street
Red Bank, New Jersey 07701

Mrs. Dolores Kostelni                 684,007 (2)                 43.49
Route 4, Box 251
Turtle Brooke Lane
Lexington, Virginia  24450

Mrs. Patricia M. Tischio              675,607 (3)                 42.96
6 Stonecrop Road
Norwalk, Connecticut  06851

Estate of Marie G. Surmonte           675,507 (4)                 42.95
c/o First Union National Bank
303 Broad Street
Red Bank, New Jersey 07701

Hugo N. Surmonte Residuary Trust       95,400 (5)                  6.07
c/o First Union National Bank
303 Broad Street
Red Bank, New Jersey 07701

Kennedy Capital Management, Inc.      118,600 (6)                  7.54
425 N. New Ballas Road, Suite 181
St. Louis, Missouri 63141-6821

1 Includes 95,400 shares held as co-trustee for the Hugo N. Surmonte Residuary Trust, 72,715 shares held as trustee of the Hugo N. Surmonte Marital Trust, and 675,507 shares held as a co-executor of the Estate of Marie G. Surmonte. The Bank has shared voting and dispositive power with respect to these shares.
2 Includes 8,500 shares owned by Mrs. Kostelni with sole voting and dispositive power and an aggregate of 675,507 shares of which Mrs. Kostelni has shared voting and dispositive power as a co-executor of the Estate of Marie G. Surmonte. Excludes 57,589 shares owned by Mrs. Kostelni's spouse, Mr. James C. Kostelni, and 2,653 shares owned by Mrs. Kostelni's adult son, James H. Kostelni.
3 Includes 100 shares owned by Mrs. Tischio with sole voting and dispositive power, an aggregate of 675,507 of which Mrs. Tischio has shared voting and dispositive power as a co-executor of the Estate of Marie G. Surmonte, and excludes 2,750 shares owned by Mrs. Tischio's adult daughter.
4 Dolores Kostelni, Patricia M. Tischio and First Union National Bank are co-executors of the Estate and have shared voting and dispositive power with respect to these shares.
5 Dolores Kostelni and Patricia M. Tischio are beneficiaries of the Trust. Mrs. Kostelni and Mrs. Tischio and the Bank have shared voting and dispositive power with respect to these shares.
6 All shares owned by advisory clients over which Kennedy Capital Management, Inc. has shared voting and dispositive power.

                         STOCK OWNERSHIP OF MANAGEMENT

      The following table sets forth as of August 30, 1996, certain information regarding the beneficial ownership of the common stock of the Company by each director and nominee, by each named executive officer and by all directors and executive officers as a group. Unless otherwise noted in the footnotes to the table, the named persons have sole voting and investment power with respect to all outstanding shares of common stock shown as beneficially owned by them.

                                  Number of Common
                             Stock Shares Beneficially
                                    Owned as of
Name of Beneficial Owner          August 30, 1996            Percent of Class
William J. Binnie                    3,244 (1)                      *
Michael J. Breton                    1,900                          *
William B. D'Surney                    350                          *
David A. Dugan                         160                          *
Charles W. J. Kostelni               5,175                          *
James C. Kostelni                   66,089 (2)(5)                  4.20
Jeffrey C. Kostelni                 14,176 (3)                      *
Frank B. Mayorshi                      400                          *
Larry E. Morris                      4,000                          *
Joseph F. Raffetto                   5,582                          *
Patricia S. Tischio                675,607 (4)(5)                 42.96
Robert J. Weeks                      6,121                          *
All Directors and
  Executive Officers
  as a Group (12 persons)          782,804                        49.77

1 Includes 726 shares held by Mr. Binnie's spouse as Trustee for their sons. 2 Includes 8,500 shares owned by Mr. James C. Kostelni's spouse, Dolores
   Kostelni. Does not include 2,653 owned by Mr. James C. Kostelni's adult son, James H. Kostelni, as to which Mr. James C. Kostelni disclaims beneficial ownership, and 675,507 shares held in the Estate of Marie G. Surmonte, of which Mr. James C. Kostelni's spouse, Dolores Kostelni, is a co-executor with shared voting and dispositive power.
3  Includes 1,000 shares owned by Mr. Jeffrey C. Kostelni's spouse.
4 Includes 675,507 shares held in the Estate of Marie G. Surmonte, of which Mrs. Patricia S. Tischio, Mrs. Dolores Kostelni and First Union National Bank are co-executors and share voting and dispositive power. Does not include 2,750 shares owned by Mrs. Tischio's adult daughter, as to which Mrs. Tischio disclaims beneficial ownership.
5 Mr. James C. Kostelni's spouse, Dolores Kostelni, and Mrs. Patricia S. Tischio are co-executors and share voting and dispositive power with FirstUnion National Bank 675,507 shares held by the Estate of Mrs. Marie
   G. Surmonte.
*  Represents less than 1% of the outstanding shares of Company common stock.

                             ELECTION OF DIRECTORS

PROPOSAL NO. 1

      The Company's Board of Directors is divided into three classes (A, B and C) with staggered three year terms. The current term of office of the Class C directors expires at the 1996 Annual Meeting of Stockholders. The terms of the Class A and Class B directors will expire in 1997 and 1998, respectively.

      There are three Class C directors, William J. Binnie, Michael J. Breton and Frank B. Mayorshi, each of whom has been nominated for reelection by the Board of Directors.

      It is the intention of the persons named as proxies, unless instructed otherwise, to vote for the election of each of the three nominees set forth below. Each nominee has agreed to serve if elected. If any nominee shall unexpectedly be unable to serve, the shares represented by all valid proxies will be voted for the remaining nominees and such other person or persons as may be designated by the Board. At this time, the Board knows of no reason why any nominee might be unable to serve. If Class C nominees will serve for a three year term until 1999 Annual Meeting and until their successors are elected and qualified. The Reorganization Agreement discussed under Proposal No. 3 provides that upon consummation of the Reorganization, the current Board of Directors of the Company will comprise the Board of the surviving Virginia corporation. Accordingly, if the Reorganization is approved, the same individuals who comprise the Board of Directors of the Company will serve, for the same terms, on the Board of Directors of the Virginia corporation.

      The present principal occupation or employment and employment during the past five years and all positions or offices, if any, held with the Company are set forth opposite the name of each director and nominee. All nominees are members of the present Board of Directors.

                         Year in Which First
Name and Age             Elected as Director       Principal Occupation
------------             -------------------       --------------------
                                   NOMINEES
                               CLASS C DIRECTORS
                      (Serving Until 1999 Annual Meeting)
William J. Binnie                1977              Retired engineering
Age 71                                             consultant since 1996;
                                                   prior thereto, President,
                                                   W.J. Binnie & Associates,
                                                   Whispering Pines, North
                                                   Carolina. Mr. Binnie has a
                                                   Bachelor of Science Degree
                                                   in Civil Engineering.

Michael J. Breton                1990              Corporate Director of
Age 56                                             International Operations
                                                   of the Company (since
                                                   1993), and General Manager
                                                   of Bontex S.A., a
                                                   subsidiary of the Company
                                                   (since 1987); prior
                                                   thereto, Director of
                                                   European Operations (1987-
                                                   1993). Mr. Breton has a
                                                   Bachelor of Science Degree
                                                   in Paper Technology.

Frank B. Mayorshi                1993              Private investor since
Age 60                                             1991; prior thereto,
                                                   Partner, KPMG Peat Marwick
                                                   LLP, Roanoke, Virginia.
                                                   Mr. Mayorshi has a
                                                   Bachelor of Science Degree
                                                   in Business
                                                   Administration.

                        DIRECTORS CONTINUING IN OFFICE
                               CLASS A DIRECTORS
                      (Serving Until 1997 Annual Meeting)

                         Year in Which First
Name and Age             Elected as Director       Principal Occupation
------------             -------------------       --------------------

James C. Kostelni                1965              Chairman of the Board,
Age 61                                             President, and Chief
                                                   Executive Officer of the
                                                   Company (since 1994),
                                                   President and Chief
                                                   Operating Officer (since
                                                   1971). Mr. Kostelni has a
                                                   Bachelor of Science Degree
                                                   in Business
                                                   Administration.

Robert J. Weeks                  1983              Private investor since
Age 62                                             1993; prior thereto, Vice-
                                                   President, Dun &
                                                   Bradstreet Corp.,
                                                   Bethlehem, Pennsylvania.
                                                   Mr. Weeks has a Bachelor
                                                   of Science Degree in
                                                   Business Administration.

Larry E. Morris                  1993              Technical Director (since
Age 50                                             1983) and Sales Director
                                                   (since 1993) of the
                                                   Company; prior thereto,
                                                   Manufacturing Director of
                                                   the Company (1983-1993).
                                                   Mr. Morris has a Bachelor
                                                   of Science Degree in
                                                   Chemical Engineering.

William B. D'Surney              1995              Private investor since
Age 67                                             1994, prior thereto,
                                                   Senior Vice-President,
                                                   Alexander & Alexander,
                                                   Richmond, Virginia.  Mr.
                                                   D'Surney has a Bachelor of
                                                   Science Degree in Business
                                                   Administration.

                               CLASS B DIRECTORS
                      (Serving Until 1998 Annual Meeting)

Patricia S. Tischio              1995              Assistant Corporate
Age 57                                             Secretary (since 1994) and
                                                   Corporate Office
                                                   Manager(since 1989) of the
                                                   Company. Mrs. Tischio has
                                                   a Bachelor of Arts Degree
                                                   in English.

Jeffrey C. Kostelni              1995              Chief Financial Officer
Age 30                                             and Treasurer (since
                                                   1994), General Sales
                                                   Manager of Bontex S.A., a
                                                   subsidiary of the Company
                                                   (since 1995)and Assistant
                                                   Controller (1993-94) of
                                                   the Company; prior
                                                   thereto, Senior Auditor,
                                                   Deloitte & Touche,
                                                   Washington, D.C. Mr.
                                                   Kostelni has a Bachelor of
                                                   Science Degree in
                                                   Accountancy and is a
                                                   Certified Public
                                                   Accountant.

Joseph F. Raffetto               1984              Physician (retired)
Age 87

      No director or nominee is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934. Mr. Jeffrey C. Kostelni is the son of Mr. James C. Kostelni. Mrs. Patricia S. Tischio is the sister-in-law of Mr. James C. Kostelni and the aunt of Mr. Jeffrey C. Kostelni.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors held five meetings during fiscal 1996. All directors attended 75% or more of the total number of meetings of the Board and the committees of the Board on which they served.

      A director's fee of $1,500 per meeting attended is paid to all non-employee directors. In addition, non-employee directors who are members of the Executive, Audit and/or Compensation Committees receive a fee of $500 per committee meeting attended. All directors are reimbursed for their actual travel expenses for attending Board and committee meetings.

      The Board of Directors annually elects four standing committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating Committee.

      The Executive Committee of the Board of Directors, which is composed of Messrs. James C. Kostelni (Chairman), Weeks and Mayorshi, is empowered to exercise all authority of the Board of Directors, except with respect to matters reserved for the Board by New Jersey law. This committee met five times during the fiscal 1996.

      The Audit Committee of the Board of Directors, which consists of Messrs. Mayorshi (Chairman), Binnie and Weeks, oversees the financial reporting process and the Company's internal controls. This committee met four times during fiscal 1996.

      The Compensation Committee of the Board of Directors, which consists of Messrs. Weeks (Chairman), Binnie and Mayorshi, meets as necessary to consider and make recommendations to the Board of Directors concerning compensation of executive officers and employees of the Company. This committee met four times during fiscal 1996.

      The Nominating Committee of the Board of Directors, which consists of Messrs. James C. Kostelni (Chairman), Mayorshi and Weeks, considers and recommends to the Board, candidates for election as directors of the Company. The Nominating Committee will not consider nominees recommended by stockholders. This committee met one time during fiscal 1996.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information regarding the individual compensation earned by the Chief Executive Officer and the four other most highly compensated executives for services in all capacities to the Company and its subsidiaries for the fiscal years ended June 30, 1996, 1995 and 1994.

                                             Annual Compensation
                                             -------------------
   Name and                                                  Other Annual            All Other
Principal Position      Year   Salary ($)  Bonus ($) (1)  Compensation ($) (2)   Compensation ($) (3)
------------------      ----   ----------  -------------  --------------------   --------------------
James C. Kostelni        1996   221,180              -          99,820                  66,007
  Chairman of the        1995   213,733              -          97,834                  60,411
  Board of               1994   188,180         52,440          98,337                  49,702
  Directors,
  President and
  Chief Executive
  Officer
  (effective
  October 1994)

Michael J. Breton        1996   167,868              -          18,912                   7,238
  Corporate              1995   173,309         10,000          18,433                   7,023
  Director of            1994   143,223              -          16,420                     432
  International
  Operations,
  Bontex, S.A.

Tarcisio Pasquali        1996   129,181         20,000          15,812                       -
  General Manager        1995   109,780         10,000          15,434                       -
  Bontex, s.r.l.         1994   103,912              -          14,428                       -

Harmonson H. Floyd, Jr.  1996   105,000              -               -                       -
  Director of            1995     8,750              -               -                       -
  Manufacturing          1994         -              -               -                       -
  and Chief Engineer

Larry E. Morris          1996   100,740              -           3,351                   2,070
  Technical and          1995    98,890              -           3,012                   3,043
  Sales Director         1994    95,125         26,403           3,169                   2,448

(1) In 1996, for Mr. Pasquali, a $20,000 special performance-based bonus awarded by the Board of Directors.
(2) Except as otherwise indicated in the table, the named executives did not receive perquisites or other personal benefits in excess of the lessor of $50,000 or 10% of the total of his salary and bonus reported in the table. All amounts represent automobile allowances or long-term disability insurance premium payments, except for Mr. Kostelni, which in 1996 includes automobile allowance $1,110, a $26,000 annual payment and $66,999 "gross-up" payment for reimbursement of taxes received pursuant to the Supplemental Executive Compensation Agreement (discussed below) and long-term disability insurance premium payment in the amount of $6,379.
(3) Amounts disclosed in this column for 1996 include: (i) payment by the Company of premiums for whole life insurance on behalf of Mr. Kostelni in the amount of $6,375; (ii) annuity having a value of $50,149, transferred to Mr. Kostelni pursuant to the Supplemental Executive Compensation Plan; (iii) Company contributions on behalf of the named executive officers under the Georgia Bonded Fibers, Inc. Retirement Plan as follows: Mr. Kostelni $9,479; Mr. Breton $0; Mr. Pasquali $0; Mr. Floyd $0; Mr. Morris $2,070; and (iv) Bontex S.A.'s contribution under the Bontex, S.A. Pension Plan on behalf of Mr. Breton, $7,238.

Retirement Plans

      Georgia Bonded Fibers, Inc. Retirement Income Plan

      The Company has in effect a defined benefit retirement plan ("Plan"). Estimated annual benefits payable at normal retirement age 65 under the Plan to persons in specified remuneration and years of service classifications are set forth below. The following table contains no benefits attributable to supplemental benefit plans as there are no such plans.

Final Average                     Years of Service
   Earnings        15         20          25          30          35
  $ 125,000     $35,556    $47,408     $59,260     $71,112     $71,112
    150,000      43,056     57,408      71,760      86,112      86,112
    175,000      43,056     57,408      71,760      86,112      86,112
    200,000      43,056     57,408      71,760      86,112      86,112
    225,000      43,056     57,408      71,760      86,112      86,112
    250,000      43,056     57,408      71,760      86,112      86,112
    300,000      43,056     57,408      71,760      86,112      86,112
    400,000      43,056     57,408      71,760      86,112      86,112
    450,000      43,056     57,408      71,760      86,112      86,112
    500,000      43,056     57,408      71,760      86,112      86,112

The benefits in the Table are computed as a straight-life annuity payable annually and are derived from both employer and employee contributions. The benefits are not subject to any deduction for Social Security or other offset amounts.

      The compensation covered by the Plan includes all amounts received for personal services rendered in the course of employment for the Company to the extent those amounts are includable in gross income except for distributions from deferred compensation plans or other amounts that receive special tax treatment. Compensation for purposes of the Plan may not exceed statutory limits. The limit for the 1996 and 1995 plan years was $150,000, which may be increased by the Internal Revenue Service in the future to reflect cost of living increases. The benefit formula equals the sum of (A) 1.5% of Final Average Earnings up to Social Security Covered Compensation, and (B) 2.0% of Final Average Earnings in excess of Social Security Covered Compensation, multiplied by credited years of service up to a maximum of 30 years.

      Social Security Covered Compensation means the average of the taxable wage bases for the 35 calendar years ending with the last day of the calendar year in which a participant attains his Social Security retirement age.
Final Average Earnings is generally the average earnings for the five highest consecutive years of compensation during the ten years immediately preceding retirement.

      It is estimated that at age 65, for Plan purposes, Messrs. James C. Kostelni and Morris will have 41 and 28 years of credited service, respectively. Mr. Breton does not participate in the Plan.

Bontex, S.A. Pension Plan

      The Company's subsidiary, Bontex, S.A., maintains a pension plan ("Pension Plan") for certain of its employees. Mr. Breton is the only Pension Plan participant included in the Compensation Table. The Pension Plan generally provides a monthly retirement benefit beginning at normal retirement age 65 until the participant's death based on years of service and the average of the last five years' annual salary. Provisions are also made for monthly payments to a surviving spouse and children. Estimated annual benefits payable upon retirement under the Pension Plan to persons in specified remuneration and years of service classifications are set forth below. No benefits from a supplemental benefit plan are included as no such plan exists.

Final Average                     Years of Service
   Earnings        15         20          25          30          35
  $ 125,000     $17,904    $23,873     $29,841    $ 35,809     $41,777
    150,000      22,762     30,349      37,936      45,523      53,111
    175,000      27,619     36,825      46,032      55,238      64,444
    200,000      32,476     43,301      54,126      64,493      75,778
    225,000      37,333     49,777      62,223      74,667      87,112
    250,000      42,191     56,254      70,318      84,381      98,445
    300,000      51,905     69,208      86,509     103,810     121,113
    400,000      71,333     95,112     118,890     142,669     166,446
    450,000      81,049    108,065     135,082     162,097     189,114
    500,000      90,764    121,017     151,272     181,526     211,781

      It is estimated that at age 65 Mr. Breton will have 18 years of credited service. Although compensation for Pension Plan purposes is the average of the most recent five years' annual salary, only $127,968 of the amount shown for Mr. Breton in the Compensation Table qualifies as compensation under the Pension Plan for 1996. The Pension Plan defines the benefit in terms of Belgian francs, and the above amounts were calculated using the exchange rate in effect on June 30, 1996. The benefits listed in the Pension Plan table are computed as a straight-life annuity payable annually and are not subject to any deduction for Social Security or other offset amounts.

Retirement Compensation Agreements

Supplemental Executive Compensation Agreement

      On May 26, 1994, the Company and Mr. James C. Kostelni (hereafter in this section, Mr. Kostelni) entered into a Supplemental Executive Compensation Agreement which is intended to supplement Mr. Kostelni's retirement benefits to make up for any loss of benefits under the Georgia Bonded Fibers, Inc. Retirement Income Plan resulting from the application of certain limitations imposed by amendments to Section 401(a)(17) of the Internal Revenue Code of 1986, as amended, under the Revenue Reconciliation Act of 1993. Under the Supplemental Executive Compensation Agreement, the Company has agreed, during Mr. Kostelni's life, to purchase for Mr. Kostelni, upon execution of the Agreement and thereafter on May 1 of each year through May 1, 2000, an annuity contract which provides for the payment of at least $458.33 per month to Mr. Kostelni, such payments to begin upon Mr. Kostelni's reaching age sixty-five and to end upon Mr. Kostelni's death or the ten-year anniversary date of the first annuity payment, whichever is later. In order to replace the survivorship benefits which Mr. Kostelni's spouse, but for the tax changes, would receive upon his death, the Company also has agreed to pay to Mr. Kostelni, upon execution of the Agreement and thereafter on May 1 of each year through May 1, 2000, a cash payment in the amount of $26,000. It is intended that such cash payment will be used by Mr. Kostelni to purchase life insurance which will then provide the survivor benefit. Additionally, the Supplemental Executive Compensation Agreement also provides that the Company shall, upon execution of the Agreement and thereafter on May 1 of each year through May 1, 2000, make a cash "gross-up" payment equal to the amount of any federal, state and local income taxes paid by Mr. Kostelni on the benefits received under the Agreement. The value of the annuity, the cash payment and the "gross-up" payment for fiscal 1995 are included in the Summary Compensation Table above.

      Under the Supplemental Executive Compensation Agreement, the Company shall, upon a change in control, (i) purchase and transfer to Mr. Kostelni all remaining annuities to be purchased pursuant to the Agreement; (ii) pay to Mr. Kostelni all bonus amounts still owing pursuant to the Agreement; and
(iii) pay to Mr. Kostelni the applicable "gross-up" payment computed in accordance with the Agreement. If Mr. Kostelni dies during the term of the Supplemental Executive Compensation Agreement, or if Mr. Kostelni's employment with the Company is terminated, either voluntarily or pursuant to the terms of the Executive Compensation Agreement (discussed below), the Agreement shall, terminate, and Mr. Kostelni shall be entitled to no further payments or benefits under the Agreement, except those which have accrued as of the date of his death or termination.

      A change in control under the Supplemental Executive Compensation Agreement shall be deemed to have occurred in the event that (i) any person or group becomes a beneficial owner of 20% or more of the combined voting power of the Company's voting securities; (ii) the members of the Company's Board of Directors on the date of the Agreement cease for any reason to constitute at least a majority of the Board; (iii) all or substantially all of the assets of the Company are sold, transferred or conveyed by any means, including, but not limited to, direct purchase or merger, if the transferee is not controlled by the Company; or (iv) the Company is merged or consolidated with another entity and as a result of such merger or consolidation less than 75% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the former stockholders of the Company. No change of control shall be deemed to have occurred for purposes of the Agreement by virtue of the acquisition, directly or indirectly, of 20% or more of the combined voting power of the Company's voting securities by Mr. Kostelni or a group including Mr. Kostelni, by a subsidiary or certain other affiliates of the Company, or by the heirs, successors or assigns of Hugo N. Surmonte.

Hugo N. Surmonte Deferred Compensation Agreement

      On October 3, 1994, the Board of Directors adopted a deferred compensation agreement, which supersedes the previous arrangement dated November 1, 1985, with Hugo N. Surmonte, former Chairman of the Board of Directors. The deferred compensation agreement requires the Company pay Mr. Surmonte $150,000 per year, after his retirement from the Company, and during his lifetime and, if Mr. Surmonte's death precedes his spouse's death, that such amount shall be paid to his spouse for the remainder of her life. On October 5, 1994, Mr. Surmonte retired from the Company. On October 10, 1994, Mr. Surmonte died, and per the agreement his widow, Marie G. Surmonte, received the benefit until her death on June 2, 1996. During fiscal year 1996, the Company paid $138,000 to Mrs. Surmonte. At June 30, 1996 the Company reversed an unused accrued liability of $159,000 for this benefit. See "Related Transactions" below.

Employment Agreement

      On June 29, 1989, the Company and Mr. James C. Kostelni (hereafter in this section, Mr. Kostelni) entered into an Executive Compensation Agreement providing for the employment of Mr. Kostelni as President and Chief Operating Officer of the Company for a term beginning on July 1, 1989 and terminating on May 15, 2000. Under the Agreement, Mr. Kostelni is to receive a minimum annual salary of $145,200, which shall be adjusted annually by the Compensation Committee of the Board of Directors, along with certain benefits, including such bonuses as are approved by the Board of Directors, an automobile allowance and all fringe benefits offered to Company employees.

      The Agreement may be terminated by the Company only for cause, provided, however, that the Company may not terminate the Agreement on (i) the sale by the Company of substantially all of its assets to a single purchaser or to a group of associated purchasers; (ii) the sale, exchange or other disposition, in one transaction, of more than 50% of the outstanding shares of Company common stock; (iii) a decision by the Company to terminate its business and liquidate its assets; or (iv) the merger or consolidation of the Company in a transaction in which the shareholders of the Company receive less than 50% of the outstanding voting shares of the new or continuing corporation. Under the Agreement, "cause" is deemed to include only Mr. Kostelni's (i) conviction of a felony; (ii) material breach of the Agreement which remains uncured sixty days after notice by the Company of such breach; or (iii) dishonesty directly related to the performance of his duties.

      The Agreement also may be terminated by the Company if Mr. Kostelni becomes disabled for a period of more than twelve consecutive months, and shall be terminated if Mr. Kostelni dies during the term of the Agreement.
In the event of termination of the Agreement as a result of Mr. Kostelni's death or disability, the Company shall, within forty-five days after such termination, pay to Mr. Kostelni or his estate, as the case may be, an amount equal to six-months compensation or the balance due under the Agreement, whichever is less. Additionally, in the event of Mr. Kostelni's death during the term of the Agreement, the Company shall, within sixty days after the date of death, pay a survivor's benefit of $5,000 to his widow or other survivor.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of Georgia Bonded Fibers, Inc. is responsible for recommending to the Board of Directors the compensation policies applicable to all employees, including the Company's executive officers. The Company's compensation policies are based on the fundamental premise that the achievements of the Company result from the coordinated efforts of all employees working toward common objectives.

Compensation Philosophy and Objectives

      The Company seeks to attract, motivate and retain the best possible executive and other employee talent by providing competitive, performance-based compensation programs that tie compensation to the Company's business objectives and performance. The overall objective of this strategy is to align the financial interests of the executive and other employees with those of the shareholders by linking a substantial component of its executives' compensation directly to Company performance.

      The Committee recommends to the Board of Directors the compensation policies that govern both the compensation opportunities, as well as the actual amounts paid to Company officers. These policies are designed to provide competitive levels of compensation that link incentive awards to the Company's annual operating plan.

      The Company's incentive bonus plans for executives and other employees are designed to recognize individual and group performance. Target compensation levels are intended to be competitive with those at other progressive companies.

      During fiscal 1994, the Compensation Committee met with an outside consultant to review the compensation of the Company's executive officers. Based on both survey results and the review with the consultant, the Committee has concluded that the total compensation paid to the Company's executives is market competitive, but relatively low with respect to its peer companies.

Elements of the Fiscal 1996 Executive Compensation Program.

      The Committee believes the interests of the shareholders will be best served if the executive compensation program links a substantial component of the cash compensation earned by executives to increases in shareholder value. The current program therefore includes the following two principal components: base salary and annual cash bonuses.

Base Salary

      Base salaries for all executive officers, including the Chief Executive Officer, are established by reference to defined salary ranges which have been assigned to each position based upon salary opportunities provided by the Company's competitors. Increases to individual base salaries are awarded based on the officer's responsibilities, an evaluation of past and current performance, seniority and experience, the Company's overall operating results, position in range, the overall level of salary adjustments among the Company's peers and current and projected economic conditions. Base salary is also a reflection of the value of the job in the Company's operations.

Annual Incentive Plan

      The Company's annual incentive bonus plan directly links the Company's performance to executive officer compensation by providing for higher variable pay when the Company's performance is above defined targets and denying competitive variable pay when Company performance is below targets. The plan, which is designed to reward the accomplishment of overall corporate objectives and reflect the Company's priority of maximum earnings, establishes a bonus pool from which Company employees, including executive officers, may receive an annual cash bonus. In fiscal 1996, the maximum amount at 100 percent of target of the cash bonus available to each executive under the plan was one-twelfth of the base market midpoint salary range established for such executive's position, as determined by the Committee based on information provided by the Company's compensation consultants and the Committee's assessment of the executive's position and responsibilities at the Company. Maximum executive bonuses available at 100 percent of target under the plan for fiscal 1996 ranged from $16,347 to $6,593. Bonuses were not available to executive officers under the plan in fiscal 1996 unless and until the Company's net income after taxes exceeded $500,000. This $500,000 threshold was subjectively established by the Committee based on the Company's prior bonus arrangements.

      The amount of the maximum cash bonus received by an executive under the plan depends upon the extent to which the Company meets or exceeds the target levels established for certain operating goals. These target levels are established each year by the Committee, with the advice of management, based on the Company's past results, anticipated improvements in efficiency and productivity, and current market conditions. The Committee and senior management did not issue goals for 1996 because they realized in the first 6 months of the year that the $500,000 net income threshold was not going to be met. No bonuses were paid to the Company's executive officers under the plan in fiscal 1996, because the net income threshold was not met.

1995-96 Senior Management Incentive Plan

      The purpose of the 1995-96 Senior Management Incentive Plan was to provide additional incentives to executive officers to realize goals and to maximize shareholder value by having a significant percentage of total direct compensation derived from incentive awards. This strategy is intended to motivate officers to maximize Company performance and to align officer and shareholder interests more closely by linking incentive compensation directly to increases in shareholder value.

      Under this plan, executive officers were eligible to earn an additional annual bonus equal to a percentage of their 1996 current base salary (up to base salary of $200,000) if the Company's earnings for fiscal 1996 exceeded specified amounts. The level of bonus payments available to executives under the plan was determined as follows: 10% of current base salary if the Company's pre-tax earnings reaches $1,650,000; 20% of current base salary if the Company's pre-tax earnings reaches $2,000,000; and 30% of current base salary if the Company's pre-tax earnings reaches $3,000,000. If the Company meets any of the foregoing goals with respect to increases in pre-tax earnings, the plan provided that the executive officers could double their bonuses thereunder if the Company's sales increased by 6% or more over the prior year's sales. The percentages and targets established under the plan were determined by the Committee, subject to approval of the Board of Directors, based on current year financial results and projected financial results for the new plan year. The Company's loss before taxes in fiscal 1996 was $782,000, and net sales decreased 6.6%. No bonuses were paid under the plan, because the Company did not reach its threshold pre-tax earnings.

      The 1996-97 plan includes financial objectives and individual performance goals.

Chief Executive Officer (CEO) Compensation

      The 1996 compensation paid to Mr. James C. Kostelni, the Company's Chief Executive Officer, was recommended by the Compensation Committee based on its review of independently produced CEO compensation surveys and consideration of compensation paid by companies of similar size with global responsibilities in comparable industries. The Compensation Committee recommended the CEO's compensation to the Board of Directors after considering that Mr. James C. Kostelni was elected by the Board of Directors to the position of Chairman of the Board and CEO and accompanying responsibilities after the retirement of Mr. Surmonte; that Mr. James C. Kostelni is making significant accomplishments in developing the Company's specifications sales business, which is a major portion of the Company's sales growth; his progress in restructuring the Company and reducing costs; his overall past and present performance and contributions to the Company, and the relationship of the CEO's compensation to that of other key executives.

                            Compensation Committee:
                           Robert J. Weeks, Chairman
                               Frank B. Mayorshi
                               William J. Binnie

                             RELATED TRANSACTIONS

      Pursuant to the Hugo N. Surmonte Deferred Compensation Plan, Marie G. Surmonte, Mr. Surmonte's widow has since Mr. Surmonte's death, received monthly payments in the amount of $12,500 in 1995 and 1996 until her death on June 2, 1996. See discussion under "Retirement Compensation Arrangements -- Hugo N. Surmonte Deferred Compensation Agreement" above. The total amount of the payments received by Mrs. Surmonte under the plan in fiscal 1996 was $138,000.

                               STOCK PERFORMANCE

      The following graph compares the yearly percentage change and the cumulative total shareholder returns on the Company's common stock with the cumulative return on the NASDAQ Market Index and the MG Paper Products Peer Group Index for the five-year period commencing on June 30, 1991 and ending on June 30, 1996. These comparisons assume the investment of $100 of the Company's common stock and in each of the indices on June 30, 1991 and the reinvestment of dividends.

                  Comparison Of 5-Year Cumulative Total Return
                       Among Georgia Bonded Fibers, Inc.
             NASDAQ Market Index And MG Paper Products Group Index

                       (PERFORMANCE GRAPH APPEARS HERE.)

                 Comparison Of 5 Year Cumulative Total Return
                  Of Company, Industry Index And Broad Market

                           1991    1992     1993    1994     1995     1996
GEORGIA BONDED FIBERS      $100  $185.19  $133.33  $148.15  $ 96.30  107.41
MG PAPER PRODUCTS INDEX     100   110.13   106.49   114.36   154.36  163.22
NASDAQ MARKET INDEX         100   107.75   132.27   145.04   170.11  214.14

      The peer group comprises the largest companies domestically traded on the NASDAQ market which operate in the Company's industry, paper products. None of these companies compete directly with Georgia Bonded Fibers, Inc.
The returns of each company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than ten percent of the Company's common stock, to file reports of ownership and changes in ownership of Company common stock with the Securities and Exchange Commission. Based on its review of the copies of such Forms furnished to it with respect to fiscal 1996 and written representations from certain reporting persons that no other reports are required, the Company believes that during fiscal 1996 one report relating to one transaction inadvertently was filed late by each of Mrs. Patricia S. Tischio and Mr. Frank B. Mayorshi and one report was filed to correct Mr. James C. Kostelni's earlier filed initial statement of beneficial ownership.

                            APPOINTMENT OF AUDITORS

PROPOSAL NO. 2

      The firm of KPMG Peat Marwick LLP audited the Company's financial statements for the year ended June 30, 1996, and is being recommended to stockholders for reappointment as auditors for the year ending June 30, 1997. A representative of KPMG Peat Marwick LLP is expected to attend the meeting with the opportunity to make a statement and/or respond to appropriate questions from stockholders at the meeting.

      The Board of Directors recommends a vote "FOR" the appointment of KPMG Peat Marwick LLP as independent auditors for fiscal 1997.

                  REINCORPORATION OF THE COMPANY IN VIRGINIA

PROPOSAL NO. 3

General

      The Company's Board of Directors has approved a proposal whereby the Company's state of incorporation would be changed from New Jersey to Virginia. This change would be accomplished by merging the Company (referred to in this caption as "New Jersey Bontex") into a Virginia corporation, now named "Bontex Fibers, Inc." but whose name would be "Bontex, Inc." after the reorganization (the Virginia corporation is referred to in this caption as "Virginia Bontex"), which is a wholly owned subsidiary of New Jersey Bontex. Upon completion of the reorganization, all of the previously outstanding shares of New Jersey Bontex Common Stock will be converted automatically into the same number of shares of Virginia Bontex Common Stock. The proposed reorganization (the "Reorganization") will be accomplished pursuant to the terms of a Plan and Agreement of Merger between Virginia Bontex and New Jersey Bontex and the related Articles of Merger (collectively, the "Reorganization Agreement") attached to this Proxy Statement as Appendix A and Appendix B, respectively.

      Virginia Bontex will be governed by Virginia law and new Articles of Incorporation which will result in significant changes in the rights of stockholders. These changes include: (i) changing the name of the Company to Bontex, Inc.; (ii) increasing the number of authorized shares of Common Stock; (iii) creating a new class of shares of Preferred Stock which will be available for issuance by the Board of Directors from time to time;
(iv) providing that the number of directors may not be less than ten nor more than fifteen, the precise number to be set out in the Bylaws; (v) providing that any vacancy on the Board or newly created directorships shall be filled by a majority of the remaining directors then in office, even if less than a quorum; (vi) providing that directors may be removed only for cause and only by holders of at least a majority of each class of the voting stock;
(vii) providing that the power to adopt, alter, amend or repeal the Bylaws is vested in the Board to act by a vote of a majority of a quorum, including in certain circumstances a majority of disinterested directors; and
(viii) increasing to 80% the stockholder vote required to amend or repeal, or to adopt any provision inconsistent with certain provisions of the Articles and to adopt, alter, amend or repeal certain provisions of the Bylaws. In addition, Virginia Bontex's Articles of Incorporation will include provisions regarding the limitation of liability and indemnification of directors and officers that are not now included in New Jersey Bontex's Certificate of Incorporation (the "New Jersey Bontex Certificate") or Bylaws. Reference is made to the Articles of Incorporation of Virginia Bontex, as amended and restated in accordance with the Reorganization Agreement (the "Virginia Bontex Articles") annexed to this Proxy Statement as Attachment 1 to Appendix A and to the discussion below under the caption "Differences in Corporate Charters."

      The Reorganization would not result in any change in the business, management, assets, liabilities or net worth of the Company. New Jersey Bontex's stock certificates will be deemed to represent the same number of Virginia Bontex shares as were represented by New Jersey Bontex stock certificates prior to the Reorganization. It will not be necessary for stockholders to exchange their New Jersey Bontex stock certificates for Virginia Bontex certificates, although stockholders may exchange their certificates if they wish. Following the Reorganization, previously outstanding New Jersey Bontex stock certificates will constitute "good delivery" in connection with the sales through a broker or otherwise of shares of Virginia Bontex. The Virginia Bontex stock will be traded in the over-the-counter market and will be quoted on the Nasdaq Stock Market, as is currently the New Jersey Bontex stock. The authorized capital of Virginia Bontex will consist of 10,000,000 shares of Common Stock, $.10 par value, and 10,000,000 shares of Preferred Stock, no par value.

      The Reorganization provided for in the Reorganization Agreement is designed to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. Accordingly, no gain or loss will be recognized by New Jersey Bontex, Virginia Bontex, or the holders of New Jersey Bontex Common Stock (except stockholders, if any, who receive cash pursuant to the exercise of dissenters' rights) as a result of the consummation of the Reorganization. Each holder's tax basis in the Virginia Bontex shares into which his New Jersey Bontex shares are automatically converted will be the same as his or her basis in the New Jersey Bontex shares. The holding period for such Virginia Bontex shares will include the stockholder's holding period for the corresponding New Jersey Bontex shares if they are held as a capital asset at the time of the consummation of the Reorganization.

      If approved by the stockholders, it is anticipated that the Reorganization will be completed (the "Effective time") within ninety days after stockholder approval. However, the Reorganization may be terminated and abandoned at any time before the Effective Time, under any one or more of the following circumstances: (i) by unanimous consent of the Board of Directors of New Jersey Bontex; (ii) by the Board of Directors of either New Jersey Bontex or Virginia Bontex if any action or proceeding before any court or other governmental body or agency is instituted or threatened to retrain or prohibit the Reorganization, and New Jersey or Virginia Bontex, as the case may be, deems it inadvisable to proceed with the merger; (iii) by the Board of Directors of GBF if 5% or more of the issued and outstanding stock of GBF makes demand for the payment of the fair value of their shares pursuant to the rights of dissenting stockholders (as described below). However, upon such termination and abandonment, the certificate of amendment of the Company will be amended to change the Company's name to Bontex, Inc.

      Before voting on the Reorganization Agreement, stockholders are urged to read carefully the following section of this Proxy Statement, which describes the Reorganization and its purposes and effects, and the Appendices hereto. Approval of the Reorganization requires the affirmative vote of two-thirds of the votes cast by holders of Company Common Stock entitled to vote. A failure to vote, either by not returning the enclosed proxy or checking the abstain box thereon, will have the same effect as a vote against approval of the Reorganization.

Appraisals Rights of Dissenting Stockholders

      Under Chapter 11 of the New Jersey Business Corporation Act (the "NJBCA"), holders of Georgia Bonded Fibers, Inc. Common Stock have the right to dissent from the Reorganization and, if the Reorganization occurs, to receive in cash the "fair value" of their shares of Company Common Stock instead of the consideration provided for in the Reorganization Agreement. The fair value will be determined as of the day before the Annual Meeting, but will not include any appreciation or depreciation resulting from the proposed Reorganization.

      The following is a summary of the principal steps that a holder of Company Common Stock must take to perfect dissenters' rights under Chapter 11 of the NJBCA. The summary does not purport to be complete and is qualified in its entirety by reference to such Chapter, which is set forth in full in Appendix C to this Proxy Statement. Failure to take any one of the steps required of a stockholder may terminate such stockholder's dissenters' rights under the NJBCA.

      To exercise dissenters' rights, each dissenting stockholder must satisfy both of the following requirements: (i) before the taking of the vote or votes, if applicable, at the Annual Meeting, file with the Company a written notice of dissent indicating an intent to demand payment (a "Notice of Intent") for such stockholder's shares if the Reorganization is effected and (ii) vote against the Reorganization or abstain from voting.

      If the Reorganization is authorized at the Annual Meeting, Virginia Bontex, as the surviving corporation, will give written notice (a "Dissenters' Notice") of the effective date of the Reorganization (the "Effective Time") to all holders of Company Common Stock who satisfy both of the foregoing requirements. The Dissenters' Notice must be sent by Virginia Bontex within ten days after the Effective Time. A stockholder receiving a Dissenters' Notice must, within twenty days following the mailing of such Dissenters' Notice, make written demand (the "Payment Demand") upon Virginia Bontex, as the surviving corporation, for the payment of the fair value of such stockholder's shares of Company Common Stock. A holder of Company Common Stock must dissent with respect to all of the shares of Company Common Stock held by such stockholder or with respect to none of such shares. Not later than twenty days after making such Payment Demand, the stockholder must submit the certificate or certificates representing such shares to Virginia Bontex, as the surviving corporation, for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to the stockholder. The Notice of Intent (unless filed at the Annual Meeting), the Payment Demand and share certificates should be delivered to:
James C. Kostelni, President and Chief Executive Officer, Georgia Bonded Fibers, Inc., One Bontex Drive, Buena Vista, Virginia 24416-0751.

      After making the Payment Demand, a holder of Company Common Stock will be entitled only to payment and will not be entitled to vote or exercise any other stockholder right. A dissenting stockholder may not withdraw a Payment Demand without the written consent of Virginia Bontex. Each communication required to be given by Virginia Bontex relating to dissenters' rights will inform holders of Company Common Stock of the dates prior to which action must be taken by such stockholders in order to perfect rights as dissenting stockholders. If the holders of Company Common Stock are entitled to vote upon the Reorganization, a vote in favor of the Reorganization Agreement will terminate a dissenter's rights, while a vote against the Reorganization or abstention from voting will preserve such rights. However, merely voting against the Reorganization or abstaining from voting will not satisfy the requirements that the stockholder give written objection to the Reorganization and make written demand on the Company for payment as described above.

      Within ten days after the expiration of the period in which holders of Company Common Stock may submit Payment Demands, Virginia Bontex, as the surviving corporation will mail to each dissenting stockholder (i) an appropriate balance sheet, surplus statement and profit and loss statement of the Company, as of and for a twelve-month period ended as of the latest available date (which shall not be earlier than twelve months before the mailing of such statements), and (ii) if Virginia Bontex, as the surviving corporation, so elects, a written offer to pay each dissenting stockholder for such stockholder's shares of Company Common Stock at a specified price deemed by Virginia Bontex to be the fair value of such shares. If, not later than thirty days after the end of the ten-day period during which stockholders may make written demand for payment of the fair value of their shares of Company Common Stock, such fair value is agreed upon between any dissenting stockholder and Virginia Bontex, Virginia Bontex will make payment for such stockholder's shares upon surrender of the certificate or certificates representing such shares.

      If the fair value of the shares of Company Common Stock is not agreed upon within such thirty-day period, the dissenting stockholder may serve upon Virginia Bontex a written demand that Virginia Bontex commence an action in the New Jersey Superior Court for the determination of the fair value of such shares. Such demand must be served not later than thirty days after the expiration of such thirty-day period, and Virginia Bontex must commence the requested action not later than thirty days after the receipt of such demand. However, Virginia Bontex may elect to commence such action at any earlier time. If Virginia Bontex fails to commence such a proceeding within the allotted time, a dissenting stockholder may do so in the name of Virginia Bontex not later than sixty days after the expiration of the time allotted for Virginia Bontex to commence such action.

      In any action to determine the fair value of shares of Company Common Stock, all dissenting stockholders, except those who have come to an agreement with Virginia Bontex as to the price to be paid for their shares, will be parties to the action. The court may appoint an appraiser to receive evidence and report to the court on the question of fair value, and such appraiser will have the power and authority as is determined by the court. The court will render a judgment against the corporation and in favor of each stockholder who is a party to the action in the amount of the fair value of such stockholder's shares of Company Common Stock, with an allowance for interest at a rate set by the court from the date of the dissenting stockholder's demand for payment to the day of payment. Such judgment shall be payable upon surrender to Virginia Bontex of the certificate or certificates representing the dissenting stockholder's shares.

      The costs and expenses of any proceeding relating to the determination of fair value, including reasonable compensation for and expenses of the appraiser, if any, will be determined by the court and apportioned and assessed as the court may find equitable. Fees and expenses of counsel and of experts for the parties to the proceeding may be assessed as the court deems equitable against Virginia Bontex, but only if the court finds that Virginia Bontex's offer of payment was not made in good faith or if it fails to make such an offer.

      The right of any dissenting stockholder to be paid the fair value of its shares of Company Common Stock will terminate if: (i) the dissenting stockholder fails to present the certificate or certificates representing such stockholder's shares for notation, unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct; (ii) the Payment Demand is withdrawn by the dissenting stockholder with the written consent of Virginia Bontex; (iii) Virginia Bontex and the dissenting stockholder do not come to an agreement as to the fair value of the shares of the Company Common Stock and no proceeding is commenced with the New Jersey Superior Court within the time allotted; (iv) the New Jersey Superior Court determines that the stockholder is not entitled to payment for such stockholder's shares;
(v) the Reorganization is abandoned or rescinded; or (vi) a court having jurisdiction permanently enjoins or sets aside the Reorganization. In any such case, the rights of the dissenting stockholder as a stockholder will be reinstated as of the date of such stockholder's Payment Demand without prejudice to any corporate action that has taken place in the interim. In such event, the stockholder will be entitled to receive any intervening preemptive rights and the payment of any intervening dividend or other distribution or the fair value of any of the foregoing in cash.

      REFERENCE IS MADE TO APPENDIX C ATTACHED HERETO FOR THE COMPLETE TEXT OF THE PROVISIONS OF THE NJBCA RELATING TO THE RIGHTS OF DISSENTING STOCKHOLDERS. THE STATEMENTS MADE IN THIS SUMMARY ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO APPENDIX C. THE DISSENTERS' PROVISIONS OF THE NJBCA ARE TECHNICAL IN NATURE AND COMPLEX. IT IS SUGGESTED THAT ANY STOCKHOLDER WHO DESIRES TO AVAIL ITSELF OF ITS RIGHT TO DISSENT, CONSULT COUNSEL, BECAUSE FAILURE TO STRICTLY COMPLY WITH THE NJBCA DISSENTERS' STATUTE MAY DEFEAT A DISSENTER'S RIGHTS.

Principal Reasons for Reincorporation

      Although organized under the laws of New Jersey, the Company's only U.S. plant and its executive offices are, and have for many years been, located in Buena Vista, Virginia. Virginia is regarded as having a comprehensive, modern and flexible corporate law which is periodically revised to meet changing business needs. As a result, Virginia is the state of incorporation of a number of large domestic corporations. In certain respects, Virginia law may be regarded as more protective of management than the laws of some other states, including New Jersey. Principal reasons for the proposed reincorporation in Virginia are the provisions of Virginia law which permit the limitation of liability of directors, officers and agents of the Company and the Virginia Affiliated Transactions and Control Share Acquisitions Statutes (collectively, the "Virginia Anti-Takeover Statutes") which are designed to protect minority stockholders in transactions involving the Company and a potentially dominant stockholder. Further, the Articles of Incorporation of Virginia Bontex include provisions for a "supermajority vote" in certain circumstances, a class of Preferred Stock issuable in series without further approval by the stockholders and provisions for indemnification of directors and officers of the Company.

      While the Company could authorize Preferred Stock as a New Jersey corporation, and many states in addition to Virginia have stockholder protection statutes (although New Jersey's is not as extensive as Virginia's), the Company believes that the aggregate effect of these various provisions, together with the limitation of liability and indemnification of directors and officers, is in the best interest of the Company's stockholders and the Company and justifies reincorporation as a Virginia corporation.

      Sudden and unsolicited attempts to takeover corporations have been common in recent years. Such attempts typically involve a surprise, so-called "hostile" tender offer to obtain a majority stock interest in the target company, followed by a transaction such as a merger in which the target company is absorbed into the acquiring entity without the consent of the remaining minority stockholders on terms determined entirely by the acquiring entity by virtue of its ability to approve the transaction without the vote of the minority stockholders. While it is recognized that all tender offers and takeover bids are not made with the intention of eliminating minority stockholder interests and that the terms of the offer indeed may be fair, the Board of Directors nevertheless believes that the terms of a non-negotiated takeover often are less favorable to the stockholders of the target corporation than those that are obtained in a transaction negotiated by the target corporation's board of directors. Further, since the acquiring entity may be in a position to dictate the terms of the subsequent merger or business combination, the interest of the remaining minority stockholders of the target corporation may be eliminated on terms which are unacceptable to them, although in such instances stockholders generally have statutory appraisal rights.

      The Board of Directors believes that the changes which will result from the proposed Reorganization will encourage companies interested in acquiring the Company to negotiate with and obtain the approval of the Board of Directors. In the event of a proposed acquisition of the Company, the Board of Directors believes that the interest of the Company's stockholders will best be served by a transaction which results from negotiations based on careful consideration of the proposed terms. The opportunity to negotiate the terms of an acquisition may, but will not necessarily, result in more favorable terms than the terms of a non-negotiated takeover, and may enable the Board of Directors to protect the interests of minority stockholders who choose not to tender their shares by negotiating for them to receive stock or other consideration acceptable to them in a subsequent business combination. Moreover, a Board-approved transaction can be carefully planned and undertaken at the optimum time, with due consideration given to such essential matters as the recognition of gain or loss for tax purposes or the postponement of tax recognition on a tax-free transaction. The Board of Directors believes, that while there is not certainty as to the outcome of any given negotiation, these steps designed to encourage negotiation of any proposed acquisition of the Company are in the best interests of the Company and its stockholders.

      None of the changes resulting from the proposed Reorganization will prevent a tender offer or takeover bid for all or part of the stock of the Company. Rather, they are designed to discourage any attempt to obtain control of Virginia Bontex in a transaction which has not been considered and approved by the Board of Directors by making it more difficult for a person or company to gain control of Virginia Bontex in a short time and to impose its will on the remaining stockholders. Provisions in the Virginia Anti-Takeover Statutes respecting the voting rights of parties acquiring blocks of Company Stock and respecting the price to be paid in a business combination with a person owning more than 10% of any class of Virginia Bontex's voting stock are intended to protect minority stockholders. See "State Anti-Takeover Statutes" below.

      Despite the belief of the Board as to the benefits to stockholders and the Company of the proposed Reorganization, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then market value. As a result of the effects of the proposed Reorganization, stockholders who might wish to participate in a tender offer may not have an opportunity to do so. The provisions of the Virginia Anti-Takeover Statutes could also make it more difficult to obtain stockholder approval of transactions with persons having a defined relationship with Virginia Bontex even if it is approved by the Board of Directors and favored by a majority of stockholders. See "State Anti-Takeover Statutes" below.

      The Board of Directors has concluded that the potential benefits of the proposed Reorganization outweigh the possible disadvantages. The Board believes that it is in the best interests of the corporation and its stockholders to encourage potential acquirors of the Company to negotiate with the Board of Directors and to discourage takeovers by persons intending to eliminate the remaining stockholder interest in a merger and that the changes resulting from the Reorganization will encourage such negotiations and discourage non-negotiated takeover attempts. The Company is not aware of any present or proposed efforts to acquire control of the Company. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED REORGANIZATION.

State Anti-Takeover Statutes

      The Virginia Stock Corporation Act (the "Virginia Act") includes two anti-takeover statutes, the Affiliated Transactions Statute and the Control Share Acquisitions Statute, both of which would be applicable to Virginia Bontex at the Effective Time of the Reorganization.

      The Affiliated Transactions Statute restricts certain transactions ("affiliated transactions") between a Virginia corporation having more than 300 stockholders of record and a beneficial owner of more than 10% of any class of voting stock (an "interested stockholder"). An "affiliated transaction" is defined in the Virginia Act as any of the following transactions with or proposed by an interested stockholder: a merger; a share exchange; certain dispositions of assets or guaranties of indebtedness other than in the ordinary course of business; certain significant securities issuances; dissolution of the corporation; or reclassification of the corporation's securities. Under the statute, an affiliated transaction generally requires the approval of a majority of disinterested directors and two-thirds of the voting shares of the corporation other than shares owned by an interested stockholder during a three-year period commencing as of the date the interested stockholder crosses the 10% threshold. This special voting provision does not apply if a majority of disinterested directors approved the acquisition of the more than 10% interest in advance. After the expiration of the three-year moratorium, an interested stockholder may engage in an affiliated transaction only if it is approved by a majority of disinterested directors or by two-thirds of the outstanding shares held by disinterested stockholders, or if the transaction complies with certain fair price provisions. This special voting rule is in addition to, and not in lieu of, other voting provisions contained in the Virginia Act and Virginia Bontex's Articles.

      The Control Share Acquisitions Statute provides that, with respect to Virginia corporations having 300 or more stockholders of record, shares acquired in a transaction that would cause the acquiring person's aggregate share ownership to meet or exceed any of three thresholds (20%, 33-1/3% or 50%) have no voting rights unless such rights are granted by a majority vote of the shares not owned by the acquiring person or any officer or employee-director of the corporation. The statute sets out a procedure whereby the acquiring person may call a special stockholder's meeting for the purpose of considering whether voting rights should be conferred. Acquisitions pursuant to a merger or share exchange to which the corporation is a party and acquisitions pursuant to a tender or exchange offer arising out of an agreement to which the corporation is a party are exempt from the statute.

      While New Jersey has a statute comparable to the Virginia Affiliated Transactions Statute described above, it does not have a statute comparable to the Virginia Control Share Acquisitions Statute. The Company believes that the combination of both of these statutes as part of the corporation law of the state of its incorporation would be of benefit to the Company and its stockholders. The Virginia Anti-Takeover Statutes, unlike similar statutes in many other states, have the advantage of having withstood specific challenge in federal court by potential hostile acquirers. Further, having shown willingness to legislate in the area, it is not unreasonable to expect Virginia to continue to consider revisions to the regulatory scheme within the state's authority.

Differences in Corporate Charters

      Virginia Bontex's Articles will differ from New Jersey Bontex's Certificate in certain material respects. Certain of these differences are intended to encourage any person interested in acquiring Virginia Bontex to first obtain approval of its Board of Directors and to discourage takeovers by persons intending to eliminate the remaining stockholders' interests in the organization. The Board of Directors believes that, in such a situation, its ability effectively to represent the interests of stockholders will thereby be enhanced. It should be recognized, however, that a change in control of Virginia Bontex which is opposed by the Board of Directors could be made more difficult by the foregoing provisions.

      Except for the provisions of New Jersey Bontex's Certificate establishing staggered terms for Company directors, New Jersey Bontex's Certificate currently contains no provisions specifically intended for the purposes described above. However, with the exception of the limitation of liability and indemnification of directors and officers (the provisions for which under the NJBCA generally are more restrictive than those of the Virginia Act), each of the provisions described below could be adopted by the Company, without reincorporation in Virginia, by amendment of the New Jersey Bontex Certificate. It should be noted that approval of the Reorganization by the stockholders will automatically result in the adoption of all of the provisions of the Virginia Bontex Articles described below.

      Increase in Authorized Common Stock.  The Charter of New Jersey Bontex
      -----------------------------------
authorizes the issuance of up to 3,000,000 shares of Common Stock, par value $.10 a share. No shares of Preferred Stock are authorized.

      The Virginia Bontex Articles authorize the issuance of up to 20,000,000 shares of capital stock, consisting of 10,000,000 shares of Common Stock, par value $.10 per share, and up to 10,000,000 shares of Preferred Stock, no par value per share ("Virginia Bontex Preferred Stock"). Virginia Bontex Preferred Stock is issuable in series, each having such rights and preferences as the Virginia Bontex Board may, by adoption of an amendment to the Virginia Bontex Articles, fix and determine.

      On the Record Date, the Company had 1,572,824 shares of Common Stock issued and outstanding and, if the Reorganization is approved, those shares automatically would, at the Effective Time of the Reorganization, convert to the same number of shares of Virginia Bontex Common Stock, and any shares of Virginia Bontex issued and outstanding immediately prior to the Effective Time will be cancelled. The availability of a greater number of shares of Common Stock issuable by Virginia Bontex will give the Company the flexibility to raise equity through the sale of additional shares, if the need should arise, or to issue shares in connection with possible stock dividends, employee compensation plans, acquisitions and other general corporate purposes. As is currently the case with New Jersey Bontex Common Stock, the holders of the Virginia Bontex Common Stock have no preemptive rights, and the increased number of shares would be issuable at any time and from time to time by the Board of Directors, without further authorization of the stockholders, except to the extent otherwise required by law or the rules and regulations of the Nasdaq Stock Market. The Company presently has no plans, agreements, contracts, arrangements or understandings with respect to the issuance of any additional shares of Common Stock. See "Other Article
                                                             -------------
and Bylaw Provisions; Stockholder's Rights Plan" below.
-----------------------------------------------

      The additional shares of Common Stock provided for in Virginia Bontex's Articles will have no immediate effect upon the rights of existing security holders, whose shares of New Jersey Bontex will, assuming consummation of the Reorganization, automatically convert to the same number of shares of Virginia Bontex Common Stock. However, the additional Virginia Bontex Common Stock, if and when issued, may affect the proportionate interest of each stockholder in Virginia Bontex.

      Shares of authorized Common Stock could be used by the Company in a manner which would discourage or make more difficult an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the Board of Directors in opposing a hostile takeover bid. The provision for a greater number of shares of Common Stock in Virginia Bontex's Articles is not in response to any effort of which the Company is aware to obtain control of the Company by accumulating shares of Common Stock or otherwise.

      Creation of New Class of Preferred Stock.  The Virginia Bontex
      ----------------------------------------
Articles, which will be the Articles of Incorporation of the surviving company after the Reorganization, authorize a class consisting of 10,000,000 shares of Preferred Stock, which may be issued in one or more series varying as to, among other things, dividend provisions, voting rights, redemption provisions, liquidation provisions, sinking fund provisions and conversion provisions. If authorized, the Preferred Stock will be available for possible future financings of, or acquisitions by, the Company and for general corporate purposes without any legal requirement of further stockholder authorization for the issuance thereof.

      The Preferred Stock will rank prior or superior to the Common Stock with respect to the payment of dividends and/or payment upon liquidation, dissolution or winding up of the Company. Cash dividends on the outstanding shares of Common Stock, when declared, will be paid after dividends have been paid or set apart for payment on the Preferred Stock.

      The Board of Directors may issue shares of Preferred Stock that could, depending on the terms of such series, make more difficult or discourage an attempt to obtain control of the Company through a merger, tender offer, proxy contest, or other means. The existence of the authorized Preferred Stock could have the effect of discouraging unsolicited takeover attempts. The issuance of new shares could also be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company. Such shares could be privately placed with purchasers who might cooperate with the Board of Directors in opposing such attempt by a third party to gain control of the Company. In addition, the Board of Directors could authorize holders of a series of Preferred Stock to vote either separately or as a class or with the holders of the Common Stock, on any merger, sale, or exchange of assets by the Company or any other extraordinary corporate transactions.

      The Company has no present plans concerning the issuance of any Preferred Stock after the Reorganization. See "Other Article and Bylaw
                                                 -----------------------
Provisions; Stockholder's Rights Plan."
-------------------------------------

      Number of Directors.  Article IV of New Jersey Bontex's current Bylaws,
      -------------------
which will be the Bylaws of Virginia Bontex at the Effective Time, establishes that the number of directors constituting the Board of Directors of New Jersey Bontex is ten. New Jersey Bontex's Charter divides the directors into three classes, each serving for three years, with one class being elected annually. Article 3 of Virginia Bontex's Articles also provides for classification of directors. In addition, the Virginia Bontex Articles fix a variable range for the number of directors and provide that the precise number of directors (within the variable range) will be designated in the Bylaws.

      This provision, together with the provisions hereafter discussed regarding the filling of vacancies on the Board, restrictions on removal of incumbent directors and amendment of the Bylaws, may make it more difficult for a majority stockholder to obtain representation quickly by enlarging the Board and filling the directorships with his own nominees. Together with the provision requiring cause to remove a director as discussed below, the foregoing provision is designed to assure continuity and stability in the Board's leadership and policies in the currently volatile economic and competitive atmosphere and in the event of a hostile tender offer. The Board has had no problems with such continuity in the past and it wishes to ensure that this will continue.

      If the proposed Reorganization is approved, the directors of New Jersey Bontex will be the directors of the surviving corporation.

      Removal of Directors; Filling Newly-Created Directorships and
      -------------------------------------------------------------
Vacancies.  The provision of the Virginia Bontex Articles classifying the
---------
Board of Directors also provides that directors can be removed only for cause and only by the affirmative vote of a majority of each class of the voting stock of Virginia Bontex then outstanding. This same rule applies under New Jersey law for New Jersey Bontex, except that the removal of a director for cause requires only a majority of the votes cast by the stockholders entitled to vote for the election of directors. Virginia Bontex's Articles further provide that any vacancy on the Board occurring during the course of the year, including vacancies created by an increase in the number of directors, shall be filled by a majority vote of the remaining directors, whether or not a quorum. At present, stockholders of New Jersey Bontex also have the right, under certain circumstances, to fill vacancies on the New Jersey Bontex Board.

      These provisions are intended to prevent a significant stockholder, particularly a takeover bidder, from destabilizing the classified Board by removing directors and replacing them with its own nominees and thus could have the effect of protecting the incumbent Board. At the same time, removal of directors only for cause and only by an affirmative vote of each class of voting stock outstanding may encourage bidders to negotiate with the Board of Directors prior to launching a takeover bid. These provisions help insure that the Board, if confronted by a surprise proposal from a third party that has recently acquired a block of stock, will have sufficient time to review the proposal and appropriate alternatives and to seek a solution that would benefit all the stockholders.

      Increased Vote for Amendments to Bylaws.  Article 3 of Virginia
      ---------------------------------------
Bontex's Articles provides that the Board of Directors may adopt, alter, amend or repeal any Bylaw by a majority vote of a quorum of the directors. If, as of the date of such action, however, any person is directly or indirectly a beneficial owner of 5% or more of Virginia Bontex's outstanding voting shares (excluding any person who is a beneficial owner of 5% or more of the Company's outstanding voting shares on December 1, 1996), such majority must include a majority of the directors who are not affiliated with the 5% stockholder and were directors immediately prior to the time such 5% stockholder became a 5% stockholder. Article 3 further provides that stockholders of Virginia Bontex may, by the affirmative vote of at least 80% of each class of the voting stock of Virginia Bontex, adopt new Bylaws or alter, amend or repeal Bylaws adopted by either the stockholders or the Board and prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board.

      Currently, the power to adopt, alter, amend or repeal Bylaws of New Jersey Bontex is vested in the Board or the stockholders by a majority vote. The supermajority vote requirement set out in Virginia Bontex's Articles is intended to prevent a stockholder that controls less than the required percentage of Virginia Bontex stock from directly or indirectly effecting changes in the Bylaws, including changes designed to facilitate a business combination or the exercise of control of Virginia Bontex. This provision may make it more difficult for significant stockholders to amend Virginia Bontex's Bylaws. In addition, Virginia Bontex's Articles provide that the affirmative vote of the holders of at least 80% of each class of voting stock is required to amend or repeal, or to adopt any Article or Bylaw inconsistent with, Article 3.

      Other Article and Bylaw Provisions; Stockholder's Rights Plan.
      -------------------------------------------------------------
Virginia Bontex's Articles and Bylaws do not currently contain any other conventional anti-takeover provisions, and the Company has no current plans to submit further proposals with a possible "anti-takeover" effect to stockholders. The Board of Directors currently is considering the possible adoption of a stockholder's rights plan involving the granting of rights to stockholders of the Company to acquire additional shares of stock at a discount upon the happening of certain events. If the Reorganization is approved by the stockholders, any rights plan that may thereafter be adopted by the Board of Directors could involve the granting of rights to acquire shares of Virginia Bontex Preferred Stock or Common Stock.

      Limitation of Liability and Indemnification of Directors and Officers.
      ---------------------------------------------------------------------
Virginia Bontex Article 4 (i) to the fullest extent permitted by the Virginia Stock Corporation Act, eliminates the personal liability of Virginia Bontex's directors and officers to the Corporation or its stockholders for monetary damages for breach of their fiduciary duties, and (ii) expands and clarifies the rights of certain individuals, including Virginia Bontex's directors and officers, to indemnification by Virginia Bontex in the event of personal liability or expenses incurred by them as a result of certain litigation which might be brought against them in the future.

      In recent years, there has been a significant increase in the number and amount of claims brought against directors and officers of corporations. At the same time, the general availability of adequate directors' and officers' liability insurance coverage has been reduced and the cost of available insurance has escalated dramatically with higher deductibles, lower limits of liability and the exclusion of specific risks. As a result, some corporations have experienced significant difficulties in attracting and retaining qualified directors and officers. Although the Company has not directly experienced this problem, the Board of Directors believes that the Company should take every possible step to be able to attract the best possible directors and officers. The Company presently plans to continue directors' and officers' liability insurance coverage whether or not the Reorganization is approved. The Company is not aware of any actual or threatened litigation or proceeding that might result in a claim for indemnification or the application of the liability limit. Moreover, the provisions are not in response to any threat of resignation or refusal to serve by any Board member or officer.

      Limitation of Liability

      Section 13.1-692.1 of the Virginia Act limits the amount of monetary damages which may be assessed against a director or officer of a Virginia corporation in a direct or derivative action brought by stockholders to the lesser of: (i) the amount specified in the Articles or a stockholder-adopted Bylaw as a limitation on the liability of the director or officer; or
(ii) the greater of (a) $100,000 or (b) the amount of cash compensation received by the director or officer from the corporation during the twelve months immediately preceding the act or omission giving rise to liability. This statutory limit on damages does not apply in the event of willful misconduct or a knowing violation of the criminal law or of any federal or state securities law. The statute does not distinguish between liabilities based upon the fiduciary duties of care and loyalty and does not change or eliminate a director's or officer's duty of care to the corporation.

      Virginia Bontex's Article 4 reduces the personal liability of a director or officer of Virginia Bontex in a direct or derivative suit to zero, except in cases in which a director or officer engaged in willful misconduct or a knowing violation of the criminal law or of any federal or state securities law. Virginia Bontex Article 4 would not preclude suits for equitable relief, although there can be no assurance that such relief would, as a practical matter, provide an adequate remedy for breach of directors' and officers' fiduciary duties. Virginia Bontex Article 4 also would leave unaffected the rights of third-party plaintiffs, such as creditors, to institute suits to recover damages against the Company or its directors or officers.

      New Jersey Bontex's Charter does not contain a provision limiting the liability of a director or officer, except a provision which states that any person who becomes a director of the Company is relieved from any liability that may otherwise exist from contracting with the Company for the benefit of himself or any firm or corporation in which he may be in any way interested. This provision, which was adopted in 1967, does not reflect current statutory procedures in the NJBCA established for director conflicts of interest, and does not address obligations imposed by a director's duty of loyalty.

      Indemnification

      Under the NJBCA, New Jersey Bontex has the power to indemnify any person who is a director, officer, employee or agent of the Company or was or is a director, officer, trustee, employee or agent of any other enterprise, serving as such at the request of the Company, or the legal representative of any such director, officer, trustee, employee or agent (collectively, the "corporate agent") against its expenses (i.e., reasonable costs,
                                         ----
disbursements and counsel fees) and liabilities (i.e., amounts paid or
                                                 ----
incurred in satisfaction of settlements, judgments, fines and penalties) in connection with any proceeding involving the corporate agent by reason of its being or having been such a corporate agent, other than a proceeding by or in the right of the Company, if (i) such corporate agent acted in good faith and in the manner it reasonably believed to be in or not opposed to the best interest of the Company; and (ii) with respect to any criminal proceeding, the corporate agent had no reasonable cause to believe its conduct was unlawful. New Jersey Bontex further has the power by statute to indemnify a corporate agent against its expenses (i.e., reasonable costs, disbursements
                                      ----
and counsel fees) in connection with any proceeding by or in the right of the Company which involves the corporate agent by reason of its being or having been such corporate agent, if it acted in good faith and in a manner it reasonably believed to be in or not opposed to the best interests of the Company. However, no indemnification may be provided in such proceeding in respect of any claim, issue or matter as to which such corporate agent shall have been adjudged to be liable to the corporation, unless and only to the extent that the New Jersey Superior Court or the court in which the proceeding was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, the corporate agent is fairly and reasonably entitled to indemnity for such expenses as the New Jersey Superior Court or such other court deems proper.

      The NJBCA mandates indemnification for expenses to the extent that a corporate agent has been successful on the merits or otherwise in any proceeding referred to above or in defense of any claim, issue or matter therein. The Company is permitted to advance payments to a corporate agent for expenses incurred prior to final disposition of the proceeding, provided that the corporate agent submits a suitable undertaking to the Company. These indemnification provisions are in addition to any provisions for indemnification contained in the Company's Charter or Bylaws; provided that no indemnification can be made to or on behalf of a corporate agent if a judgment or other final adjudication adverse to the corporate agent establishes that its act or omissions (i) were in breach of its duty of loyalty to the Company or the stockholders; (ii) were not in good faith or involved a knowing violation of law; or (iii) resulted in receipt by the corporate agent of an improper personal benefit.

      The Bylaws of New Jersey Bontex provides that any present or future director or officer, or the executor, administrator or other legal representative of such director or officer, shall be indemnified by the Company against reasonable costs, expenses (exclusive of any amount paid to the Company in settlement) and counsel fees paid or incurred in connection with any action to which any such director or officer or his or her executor, administrator or other legal representative may be made a party by reason of his or her being or having been such a director or officer, provided that:
(i) said action must be prosecuted against such director or officer or against his or her executor, administrator or other legal representative to final determination, and it shall not be finally adjudicated in said action suit that he or she had been derelict in the performance of his or her duties as a director or officer, or (ii) said action is settled or otherwise terminated as against such officer or his or her executor, administrator or other legal representative without a final determination on the merits, and it shall be determined that such director or officer had not in any substantial way been derelict in the performance of his or her duties as charged in such action, such determination to be made by a majority of the members of the Board of Directors who are not parties to such action, though less than a quorum, or by any one or more disinterested persons to whom the question may be referred by the Board of Directors.

      New Jersey Bontex's Certificate provides that any person made a party to any action by reason of the fact that he or she is or was a director or officer of the Company, or any corporation of which he or she served as such at the request of the Company, shall be indemnified by the Company for all reasonable expenses, including attorneys' fees, incurred in connection with the defense of such action, or in connection with any appeal therein, except in direct relation to matters as to which it shall be adjudged in such action that such officer or director is liable for negligence or misconduct in the performance of its duty. These indemnification provisions are generally more limited than the indemnification permitted by Virginia law and the Virginia Bontex Articles.

      Section 13.1-704 of the Virginia Act permits a Virginia corporation to indemnify its directors and officers except for liability arising out of their willful misconduct or knowing violation of the criminal law.
Consistent with Section 13.1-704, paragraph (a) of Article 5 of Virginia Bontex Articles requires indemnification of any director or officer who is a party to any proceeding instituted against him by third parties or by or on behalf of Virginia Bontex itself by reason of the fact that he is or was a director or officer of Virginia Bontex, or served as a director, officer, employee or agent of another corporation or other entity at the request of Virginia Bontex, against any liabilities incurred by him in connection with such proceeding, unless his or her acts or omissions constitute willful misconduct or a knowing violation of the criminal law. This provision requires Virginia Bontex to provide indemnification for liability arising out of gross negligence.

      The determination of whether indemnification is permissible is made
(i) by a majority vote of a quorum consisting of disinterested directors of Virginia Bontex; or (ii) if such quorum is not available, or in the event the composition of a majority of the Virginia Bontex Board changes after an alleged act or omission giving rise to a claim for indemnification has occurred, by special legal counsel agreed upon by the Board and the proposed indemnitee. If the Board and the proposed indemnitee cannot agree upon such special legal counsel, the Board and the proposed indemnitee must select a nominee, and the nominees must select such special legal counsel.

      Virginia Bontex Article 5 could require Virginia Bontex to advance expenses reasonably incurred by a director or officer in a proceeding upon receipt of an undertaking, which need not be a secured undertaking, from him or her to repay the amounts advanced if it is ultimately determined that he or she is not entitled to indemnification.

      Paragraph (b) of Virginia Bontex Article 5 authorizes Virginia Bontex to provide indemnification and make advances and reimbursement for expenses to other persons, including directors and officers of its subsidiaries and employees and agents of Virginia Bontex and its subsidiaries, to the same extent that it is required to indemnify directors and officers of Virginia Bontex. Virginia Bontex may also contract in advance to provide such indemnification, but has no present plans to do so. Whether stockholders would be estopped from a claim that any such contract, or any contract permitted by paragraph (a) with regard to indemnity of directors or officers, is invalid or unenforceable due to the approval of Virginia Bontex Article 5 would depend upon the facts and circumstances relating to such claim.

      Paragraph (c) of Virginia Bontex Article 5 authorizes Virginia Bontex to purchase and maintain insurance to indemnify it against all or part of the liability assumed by it in accordance with Virginia Bontex Article 5. Virginia Bontex further is authorized to purchase insurance for any director, officer, employee or agent of another corporation or other entity who is serving at the request of Virginia Bontex, whether or not Virginia Bontex would have the power to indemnify him or her against such liability under Virginia Bontex Article 5.

      Paragraph (e) of Virginia Bontex Article 5 states that the provisions of Article 5 shall be applicable to proceedings commenced after its adoption even though some or all of the underlying conduct or events relating to a proceeding may have occurred before such adoption. No amendment, modification or repeal of Article 5 will have any effect on the rights provided under Article 5 to any person with respect to any claim or liability arising from conduct or events occurring before the adoption of such amendment, modification or repeal. Virginia Bontex Article 5 may only be amended by the favorable vote of both the Board of Directors and stockholders of Virginia Bontex.

      Stockholders should be aware that the concepts of limited liability and indemnification are interrelated. While the provisions of the Virginia Act limit the liability of directors and officers in suits by stockholders, to the extent that directors and officers are liable, Virginia Bontex may be required to indemnify them. Moreover, directors and officers may be entitled to indemnification in the event it is determined that the proposed limitation of liability provision is inapplicable or invalid. If stockholders approve the Reorganization, the circumstances under which the Company is required to indemnify a director or officer will be broadened. The combined effect of the limitation on liability and the broadening of the indemnification rights of directors and officers may be to reduce the likelihood that stockholders will bring lawsuits in the event of conduct by directors and officers involving gross negligence, including conduct related to a change in control of Virginia Bontex, and thus may be seen as contrary to the purposes behind the creation and judicial recognition of derivative suits. In addition, as a result of adoption of the Reorganization, the Company and its stockholders may lose the opportunity to obtain monetary damages payable either directly by directors and officers of Virginia Bontex or out of the proceeds of directors' and officers' liability insurance. The approval of the Reorganization could also increase, as a result of Virginia Bontex Article 5, the costs to the Company in the future in the event that claims for indemnification were to be asserted. Any such increased costs may be satisfied directly from Virginia Bontex's funds and therefore may affect the stockholders' investments.

      All directors and officers of the Company have an interest in and could benefit from the provisions of Virginia Bontex Articles 4 and 5 at the potential expense of the Company's stockholders. The Company believes that the foregoing risks are outweighed by the positive effect that the provisions will have, namely, the enhancement of the Company's ability to attract and retain qualified directors and officers, and that the provisions ultimately will inure to the benefit of the Company and its stockholders.

      Insofar as indemnification for liability arising under federal securities laws may be permitted to directors, officers and other persons pursuant to Virginia Bontex Article 5, the Company understands that it is the position of the Securities and Exchange Commission that such indemnification is void as against public policy and unenforceable.

Certain Differences in Corporation Law

      In addition to the matters described above, Virginia law differs in many respects from New Jersey law. Certain differences which could materially affect the rights of stockholders are discussed below. The following summary does not reflect any rules of the Nasdaq Stock Market that may affect New Jersey Bontex in connection with the matters discussed. This summary does not purport to be a complete discussion of, and is qualified in its entirety by reference to, the governing law and the certificate of incorporation and bylaws of each corporation.

      Stockholders Meetings.  The New Jersey Bontex Bylaws provide that
      ---------------------
special meetings of stockholders may be called at any time by the Board of Directors, or a majority thereof, or by the Chairman of the Board or by the President. Further, the Chairman of the Board or the President must call such meetings whenever so requested in writing by the stockholders of record who own at least 45% of the shares of the capital stock of New Jersey Bontex entitled to vote at such meeting. Notice of the meeting must specify the object or objects thereof, and no other business than that specified in such notice may be considered at any such meeting, except upon unanimous consent of all stockholders entitled to notice thereof. Any questions submitted to the stockholders generally may be decided by a majority of the votes cast at a meeting at which a quorum is present, with the exception that the election of directors is decided by a plurality of the votes cast. The quorum requirement may be increased or decreased (with no limit), and the voting requirement may be increased, in the Certificate of Incorporation.

      Under the Virginia Act, Virginia Bontex may hold a special meeting on call of the Chairman of the Board of Directors, the President, the Board of Directors or the person or persons authorized to do so in the Articles or Bylaws. Virginia Bontex's Articles do not contain any provision with respect to the calling of special meetings. Virginia Bontex's Bylaws will be the New Jersey Bontex Bylaws and will contain the Bylaw provisions referenced above. A quorum for a meeting of stockholders of Virginia Bontex generally is a majority of the outstanding shares of Virginia Bontex entitled to vote. If a quorum is present, a majority of the shares represented at the meeting is required for action by the stockholders, unless the vote of the greater number or voting by classes is required under the Virginia Act or Virginia Bontex's Articles, and except that in the election of directors those receiving the greatest number of votes will be deemed elected even though not receiving a majority. The Virginia Act provides that this quorum requirement may be increased or decreased (but not to less than one-third of the shares eligible to vote), and that this voting requirement may be increased, in the Articles of Incorporation.

      Stockholder Inspection Rights; Stockholder List.  Under the NJBCA, upon
      -----------------------------------------------
written request of any stockholder, New Jersey Bontex must mail to the stockholder its balance sheet as of the end of the preceding fiscal year and its profit and loss and surplus statement for such fiscal year. Any person who has been a stockholder of record of New Jersey Bontex for at least six months immediately preceding his demand, or any person holding, or authorized in writing by the holders of, at least 5% of the outstanding shares of any class or series, upon at least five days' written demand, shall have the right for any proper purpose to examine in person or by agent or attorney, during usual business hours, its minutes of proceedings of its stockholders and record of stockholders and to make extracts therefrom, at the places where such documents are kept. The list of stockholders also must be produced for inspection of any stockholder at the time and during a stockholders' meeting.

      The Virginia Act permits any Virginia Bontex stockholder, upon written demand submitted at least five business days in advance, to inspect and copy certain listed materials, including the Articles of Incorporation and the Bylaws and certain Board resolutions and minutes of stockholders' meetings. The Virginia Act further permits a Virginia Bontex stockholder who has held his shares for six months or more or who owns 5% or more of the outstanding stock of Virginia Bontex to, upon five business days' prior written demand made in good faith and for a proper purpose, inspect and copy the accounting records, excerpts from minutes of meetings of the Board of Directors and its committees, the minutes of any stockholders' meeting and the list stockholders. In addition, Virginia Bontex is required to prepare a stockholders' list with respect to any stockholders' meeting and to make such list available at Virginia Bontex's principal office to any stockholder for a period of ten days prior to the meeting and during such meeting and any adjournment thereof.

      Required Stockholder Vote for Certain Actions.  New Jersey Bontex's
      ---------------------------------------------
Charter contains no special provisions relating to merger or consolidation of the Company. New Jersey law generally provides that any plan of merger or plan of consolidation must be approved by the affirmative vote of two-thirds of the votes cast by the holders of shares entitled to vote thereon of each New Jersey corporation party to such plan. The vote of the stockholders of a surviving corporation is generally not required unless (i) the merger effects an amendment to the certificate of incorporation of such corporation that would require a vote of stockholders; (ii) the merger effects a change in the number, designations, rights, preferences and limitations of the shares held by the stockholders; (iii) the number of voting shares outstanding after the merger, plus the number of shares issuable upon conversion of any other securities or on exercise of rights and warrants issued pursuant to the merger, exceeds by more than 40% the total number of voting shares of the surviving corporation outstanding immediately before the merger; or (iv) the number of shares that entitle their holders to participate without limitation in distributions outstanding after the merger, plus the number of such shares issuable on conversion of any other securities or on exercise of rights and warrants issued pursuant to the merger, exceeds by more than 40% the total number of such shares of the surviving corporation outstanding immediately before the merger.

      The Virginia Act generally provides that mergers, share exchanges and a corporation's sale of all or substantially all of its assets other than in the usual or regular course of business must be approved by the Board of Directors and by more than two-thirds of all votes entitled to be cast by each voting group entitled to vote on the plan of merger, share exchange or sale of assets, unless the corporation's Board of Directors requires a greater vote or the corporation's articles of incorporation provide for a greater or lesser vote. Virginia Bontex's Articles do not contain any special provisions with respect to increasing or decreasing a vote required on a merger or other reorganization. With respect to a merger, no vote of the stockholders of the surviving corporation is required if: (i) the articles of incorporation of the surviving corporation will not differ significantly after the merger; (ii) the corporation's stockholders will hold the same number of shares, with identical designations, preferences, limitations and relative rights after the merger; (iii) the number of voting shares outstanding after the merger plus the number of voting shares issuable as a result of the merger (including shares issuable upon conversion of securities or exercise of rights or warrants issued in the merger) will not exceed by more than 20% the total number of voting shares of the surviving corporation outstanding before the merger; and (iv) the number of shares entitling their holders to unlimited participation in distributions outstanding after the merger, plus the number of participating shares issuable as a result of such merger (including shares issuable upon conversion of securities or exercise of rights or warrants issued in the merger), will not exceed by more than 20% the total number of shares outstanding before the merger.

      Dissenters' Rights.   Under New Jersey law, no dissenters' rights exist
      ------------------
 with respect to any class or series of shares that is listed on national securities exchange or is held of record by 1,000 holders or more stockholders, or, generally, in any transaction in connection with which the stockholders of the corporation will receive only (a) cash, (b) securities that, upon consummation of the transaction, will be listed on a national securities exchange or be held by record by not less than a 1,000 holders, or
(c) cash and such securities.

      Under Virginia law, holders of shares listed on a national securities exchange or on Nasdaq or held of record by at least 2,000 stockholders do not have dissenters' rights of appraisal in a merger, consolidation, exchange or sale of substantially all of the corporation's assets, unless, among other things, (i) in the case of a plan of merger or share exchange, the holders of that class or series of shares are required to accept anything other than
(a) cash, (b) shares, or shares and cash in lieu of fractional shares, of
(x) the surviving or acquiring corporation, or (y) any other corporation which, on the record date fixed for the transaction, were either listed subject to notice of issuance on a national securities exchange or held of record by at least 2,000 stockholders, or (c) a combination of cash and shares as set forth in (a) and (b) above; or (ii) the transaction to be voted on is an "affiliated transaction" (see "State Anti-Takeover Statutes" above) and is not approved by a majority of disinterested directors as required by the Virginia Act.

      As described under "Dissenters' Rights" above, holders of New Jersey Bontex Common Stock are entitled to assert dissenters' rights with respect to the Reorganization.

      Voluntary Dissolution.  Under the NJBCA, New Jersey Bontex may be
      ---------------------
dissolved upon the consent of all of its stockholders entitled to vote thereon or, alternatively, if the New Jersey Bontex Board recommends that New Jersey Bontex be dissolved and directs that the question be submitted to a vote at a meeting of stockholders. New Jersey Bontex may be dissolved upon the affirmative vote of two-thirds of the votes cast by the stockholders entitled to vote thereon. If the dissolution is proposed by, on behalf of, or pursuant to any agreement, arrangement or understanding with an interested stockholder, the New Jersey Shareholders Protection Act will apply.

      Virginia Bontex may be dissolved if its Board of Directors proposes dissolution and more than two-thirds of the shares of Virginia Bontex entitled to vote thereon approves. The Board of Directors may require a greater vote to approve a dissolution and may condition its submission of the proposal for dissolution on any basis. The requirements of the Virginia Affiliated Transactions Statute will apply if the dissolution is proposed by or on behalf of an interested stockholder.

      See "State Anti-Takeover Statutes" above.

      The affirmative vote of more than two-thirds of the votes cast by holders of the Company's Common Stock entitled to vote thereon is required to approve the Reorganization.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.
                                          ---

                             STOCKHOLDER PROPOSALS

      Proposals of stockholders intended to be presented at the Company's 1997 Annual Meeting must be received by the Corporate Secretary of Georgia Bonded Fibers, Inc., One Bontex Drive, Buena Vista, Virginia 24416-0751, no later than June 6, 1997, in order to be considered for inclusion in the Company's Proxy Statement relating to that meeting.

                                 OTHER MATTERS

      The Board knows of no matters which may properly come before the Annual Meeting other than the matters referred to in this Proxy Statement. If, however, any matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment thereon.

                                    BY THE ORDER OF THE BOARD OF DIRECTORS


                                                           David A. Dugan
                                                      Corporate Secretary

October 4, 1996

      The Company's Annual Report on Form 10-K, excluding exhibits, is available without charge to any stockholder of record requesting the same. Written requests should be addressed to the attention of the Controller, Georgia Bonded Fibers, Inc., One Bontex Drive, Buena Vista, Virginia 24416-0751.

                                                                   Appendix A

                         PLAN AND AGREEMENT OF MERGER
                                      OF
                          GEORGIA BONDED FIBERS, INC.
                           a New Jersey Corporation,
                                     INTO
                             BONDED FIBERS, INC.,
                            a Virginia Corporation

           Effective Time of Merger: 11:59 p.m. on __________, 1996

      THIS PLAN AND AGREEMENT OF MERGER (hereinafter called "this Agreement"), dated as of the 19th day of August, 1996, by and between Georgia Bonded Fibers, Inc., a New Jersey corporation (hereinafter sometimes referred to as the "Disappearing Company" or "GBF"), and Bonded Fibers, Inc., a Virginia corporation (hereinafter sometimes referred to as the "Continuing Company" or "Bonded Fibers") (said companies being hereinafter sometimes collectively referred to as the "Constituent Companies"), made pursuant to
Section 14A:10-1 of the New Jersey Business Corporation  Act, as amended, and
Section 13.1-716 of the Virginia Stock Corporation Act, as amended.

                             W I T N E S S E T H :

      WHEREAS, the Boards of Directors of the Constituent Companies deem it advisable, for the general welfare and advantage of the Constituent Companies and their shareholders and in the interest of economy and efficiency of operation of the Constituent Companies, that the Constituent Companies merge into a single corporation pursuant to this Agreement, and the Constituent Companies respectively desire to merge pursuant to this Agreement and pursuant to the applicable provisions of the laws of the State of New Jersey and the Commonwealth of Virginia.

      WHEREAS, the Boards of Directors of the Constituent Companies desire that the merger constitute a tax-free merger or consolidation of the Constituent Companies pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereby agree, in accordance with the applicable provisions of the laws of the United States, the Commonwealth of Virginia and the State of New Jersey that the Constituent Companies shall be merged into a single corporation, and the terms and conditions of the merger hereby agreed upon (hereinafter called the "merger") which the parties covenant to observe, keep, and perform in carrying the same into effect are and shall be as hereinafter set forth:

                                   ARTICLE I

                         Effective Time of the Merger

      The effective date of the merger shall be at 11:59 p.m., ______________, 199__ (the "Effective Time"). At the Effective Time, the Disappearing Company shall be merged with and into the Continuing Company, and the separate corporate existence of the Disappearing Company shall thereupon cease.

                                  ARTICLE II

                     Articles of Incorporation and Bylaws

      The Articles of Incorporation of Bonded Fibers shall, at the Effective Time, be amended and restated as set forth in Attachment 1 attached hereto and incorporated herein by this reference ("Restated Articles") and the Restated Articles shall be the Articles of Incorporation of the Continuing Company without change or amendment, until the same shall be altered or amended in accordance with the provisions thereof and applicable law. The Bylaws of GBF in effect at the Effective Time of the merger, shall continue to be the Bylaws of the Continuing Company without change or amendment, until further amended in accordance with the provisions thereof and applicable law.

                                  ARTICLE III

                                   Directors

      The directors of GBF in office, immediately prior to the Effective Time, shall, after the Effective Time, be the directors of the Continuing Company until the next annual meeting or until such time as their successors have been elected and shall have qualified.

                                  ARTICLE IV

                       Officers of the Surviving Company

      At the Effective Time, the officers of GBF in office immediately prior to the Effective Time, shall, after the Effective Time, be the officers of the Continuing Company, to serve their remaining terms or until such time as their successors have been elected and shall have qualified.

                                   ARTICLE V

                             Effect of the Merger

      At the Effective Time, the Continuing Company shall succeed to, without other transfer, and shall possess and enjoy, all of the rights, privileges, immunities, powers and franchises, both of a public and private nature, and be subject to all of the restrictions, disabilities, and duties, of each of the Constituent Companies, and all of the rights, privileges, immunities, powers, and franchises of each of the Constituent Companies, and all property, real, personal and mixed, and all debts due to either of said Constituent Companies on whatever account, shall be vested in the Continuing Company; and all property, rights, privileges, immunities, powers and franchises, and all and every other interest shall be thereafter effectually the property of the Continuing Company as they were of the respective Consti-tuent Companies, and the title to any real estate vested by deed or otherwise in either of said Constituent Companies shall not revert nor be in any way impaired by reason of the merger; provided, however, that all of the rights of creditors and all liens upon any property of either of the said Constitu-ent Companies shall be preserved unimpaired, limited in lien to the property affected by such liens at the Effective Time, and all debts, liabilities, and duties of said Constituent Companies, respectively, shall thenceforth be attached to the Continuing Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by the Continuing Company.

                                  ARTICLE VI

                                Stock Ownership

      At the Effective Time, by virtue of the merger and without any action on the part of the holders thereof, all of the shares of stock of Bonded Fibers issued and outstanding immediately prior to the merger shall be cancelled. At the Effective Time, by virtue of the merger and without any action on the part of the holders thereof, all of the shares of stock of GBF issued and outstanding immediately prior to the merger shall become the issued and outstanding stock of the Continuing Company, without any change.

                                  ARTICLE VII

                      Termination and General Provisions

      11.1 Termination and Abandonment. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and abandoned at any time before the Effective Time, whether before or after adoption or approval of this Agreement by the Constituent Companies, under any one or more of the following circumstances:

            A. By the unanimous consent of the Board of Directors of GBF and Bonded Fibers; or

            B. By the Board of Directors of either of the Constituent Companies if any action or proceeding before any court or other governmental body or agency shall have been instituted or threatened to restrain or prohibit the merger, and such Constituent Company deems it inadvisable to proceed with the merger; or

            C. By the Board of Directors of GBF if five percent (5%) or more of the issued and outstanding stock of GBF makes demand for the payment of the fair value of their shares pursuant to the rights of dissenting shareholders under Chapter 11 of the New Jersey Business Corporation Act.

      Upon any such termination and abandonment, neither party shall have any liability or obligation to the other. However, upon such termination and abandonment, the directors and shareholders of GBF agree that the Certificate of Incorporation of GBF shall nonetheless be amended to change GBF's name to "Bontex, Inc."

      11.2 Counterparts. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

      11.3 Additional Documentation. From time to time, as and when required by the Continuing Corporation or its successors and assigns, there shall be executed and delivered on behalf of GBF such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Continuing Corporation, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authorities of GBF and otherwise to carry out the purposes of the merger, and the officers and directors of the Continuing Corporation are fully authorized in the name and on behalf of GBF or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      11.4 Qualification in New Jersey. At the Effective Time, the Continuing Corporation shall do the following, as mandated by Section 14A:10-7(1)(c) of the New Jersey Business Corporation Act:

            A. Qualify to transact business as a foreign corporation in the State of New Jersey; and

            B. Agree that it may be served with process in New Jersey in any proceeding for the enforcement of any obligation of GBF or Bonded Fibers, previously amenable to suit in New Jersey, and in any proceeding for the enforcement of the rights of a dissenting shareholder of GBF against the Continuing Corporation; and

            C. Agree to the irrevocable appointment of the Secretary of State of New Jersey as its agent to accept service of process in any such proceeding, which process shall be mailed by the Secretary of State to the Continuing Corporation at its business address; and

            D. Subject to the provisions hereof, agree to promptly pay to the dissenting shareholders of GBF the amount, if any, to which they shall be entitled under the provisions of the New Jersey Business Corporation Act with respect to the rights of dissenting shareholders.

      IN WITNESS WHEREOF, this Agreement has been signed by an authorized officer of each of the Constituent Companies, all as of the day and year first above written.

                                          GEORGIA BONDED FIBERS, INC.



                                          By____________________________
                                            Its_________________________


                                          BONDED FIBERS, INC.



                                          By____________________________
                                            Its_________________________

                                                                 Attachment 1

                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                -----------------------------------------------
                                      OF
                                      --
                              BONDED FIBERS, INC.
                              -------------------


      Pursuant to Section 13.1-716C(1) of the Code of Virginia, as amended, the Amended and Restated Articles of Incorporation of Bonded Fibers, Inc. (the "Corporation") are set forth below:

      (a)   The name of the Corporation is Bonded Fibers, Inc.

      (b) The text of the amended and restated Articles of Incorporation is as follows:

      1.    The name of the Corporation is Bontex, Inc.

      2.    (a)   The aggregate number of shares which the Corporation is
authorized to issue is as follows:


                  Class       Number of Shares     Par Value
                  -----       ----------------     ---------
                  Common         10,000,000            $.10
                  Preferred      10,000,000         No par value

            (b) The Board of Directors of the Corporation (the "Board of Directors") may, by amending these Articles of Incorporation (the "Articles") by filing Articles of Amendment with the Virginia State Corporation Commission, fix in whole or in part the preferences, limitations and rights, within the limits set by law, of (i) any class of shares, before the issuance of any shares of that class, or (ii) one or more series within a class, before the issuance of any shares within that series.

            (c) The preferred stock (including any shares of preferred stock restored to the status of authorized but unissued preferred stock undesignated as to series pursuant to this Article 2(c)) may be divided into one or more series and issued from time to time with such preferences, privileges, limitations, and relative rights as shall be fixed and determined by the Board of Directors. Without limiting the generality of the foregoing, the Board of Directors is expressly authorized to the fullest extent permitted from time to time by law to fix:

                 (i) the distinctive serial designations and the division of shares of preferred stock into one or more series and the number of shares of a particular series, which may be increased or decreased (but not below the number of shares thereof then outstanding);

                (ii) the rate or amount (or the method of determining the rate or amount) and times at which, the form in which, and the preferences and conditions under which, dividends shall be payable on shares of a particular series, the status of such dividends as cumulative, partially cumulative, or noncumulative, the date or dates from which dividends, if cumulative, shall accumulate, and the status of such series as participating or nonparticipating with shares of other classes or series;

               (iii) the price or prices at which, the consideration for which, the period or periods within which and the terms and conditions, if any, upon which the shares of a particular series may be redeemed, in whole or in part, at the option of the Corporation or otherwise;

                (iv) the amount or amounts and rights and preferences, if any, to which the Holders (as defined in Article 3 below) of shares of a particular series are entitled or shall have upon any involuntary or voluntary liquidation, dissolution or winding up of the Corporation;

                 (v) the rights and preferences over or otherwise in relation to any other class or series (including other series of preferred stock), as to the right to receive dividends and/or the right to receive payments out of the net assets of the Corporation upon any involuntary or voluntary liquidation, dissolution or winding up of the Corporation;

                (vi) the right, if any, of the Holders of a particular series, the Corporation or another person to convert or cause conversion of shares of such series into shares of other classes or series or into other securities, cash, indebtedness or other property, or to exchange or cause exchange of such shares for shares of other classes or series or other securities, cash, indebtedness or other property, and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and exchange, and the terms and conditions or adjustments, if any, at which such conversion or exchange may be made or caused;

               (vii) the obligation, if any, of the Corporation to redeem, purchase or otherwise acquire, in whole or in part, shares of a particular series for a sinking fund or otherwise, the terms and conditions thereof, if any, including the price or prices and the nature of the consideration payable for such shares so redeemed, purchased or otherwise acquired;

              (viii) the voting rights, if any, including special, conditional or limited voting rights, of the shares of a particular series in addition to those required by law, including the number of votes per share and any requirement for the approval by the Holders of shares of all series of preferred stock, or of the shares of one or more series thereof, or of both, in an amount greater than a majority, up to such amount as is in accordance with applicable law or these Articles, as a condition to specified corporate action or amendments to the Articles; and

                (ix) any other preferences, limitations and relative rights which may be so determined by resolution or resolutions of the Board of Directors.

            Shares of preferred stock shall rank prior or superior to the common stock in respect of the right to receive dividends and/or the right to receive payments out of the net assets of the Corporation upon any involuntary or voluntary liquidation, dissolution or winding up of the Corporation. All shares of preferred stock redeemed, purchased or otherwise acquired by the Corporation (including shares surrendered for conversion or exchange) shall be cancelled and thereupon restored to the status of authorized but unissued shares of preferred stock undesignated as to series.

            (d) The Holders of common stock, to the exclusion of any other class of stock of the Corporation, have sole and full power to vote for the election of directors and for all other purposes without limitation except only (i) as otherwise expressly provided in the serial designation of any series of preferred stock, (ii) as otherwise expressly provided in these Articles and (iii) as otherwise expressly provided by the then existing laws of the Commonwealth of Virginia. The Holders of common stock will have one vote for each share of common stock held by them. The outstanding shares of common stock, upon dissolution, liquidation or winding up of the Corporation, entitle their Holders to share, pro rata, based on the number of shares owned, in the Corporation's assets remaining after payment or provisions for payment of all debts and liabilities of the Corporation, and after provisions for the outstanding shares of any class of stock or other security having senior liquidation rights to the common stock.

            (e) No Holder of shares of stock of any class of the Corporation will have any preemptive or preferential right of subscription to any shares of any class of stock of the Corporation, whether now or hereafter authorized, or to any obligations of the Corporation convertible into stock of the Corporation, issued or sold, nor any right of subscription to any thereof.

      3.    (a)   Subject to the rights of Holders of any series of preferred stock to elect directors under specified circumstances:

                 (i) The number of directors of the Corporation, not less than ten nor more than fifteen, shall be set by the Bylaws; provided that, in the absence of a provision in the Bylaws fixing the number of directors, the number of directors shall be fifteen. The directors shall be divided into three classes as nearly equal in number as possible, with the term of office of directors of the first class to expire at the first annual meeting of the shareholders after their election, that of the second class to expire at the second annual meeting after their election, and that of the third class to expire at the third annual meeting after their election. At each annual meeting after such classification, the number of directors equal to the number of the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of shareholders and until their respective successors are elected and shall qualify. In the event of any increase or decrease in the number of directors fixed by the Bylaws, all classes of directors shall be increased or decreased as equally as may be possible.

                (ii) Newly-created directorships resulting from an increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office, or other cause shall be filled by the affirmative vote of a majority of the directors then in office, whether or not a quorum. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director may be removed from office only for cause and only by the affirmative vote of the Holders of a majority of each class of the voting stock of the Corporation then outstanding at a meeting called for that purpose.

            (b) The power to adopt, alter, amend or repeal Bylaws is vested in the Board of Directors, which may take such action by the vote of a majority of the directors present and voting at a meeting at which a quorum is present, provided that if, as of the date such action shall occur, there is an Interested Shareholder (other than an Interested Shareholder qualifying as such on December 1, 1996), such majority must include a majority of the Continuing Directors. The Bylaws may contain any provision respecting the affairs, business, governance or other matters relating to the Corporation not inconsistent with the express provisions of these Articles.
Shareholders, by the affirmative vote of the Holders of not less than 80 percent of each class of the voting stock of the Corporation then outstanding, may (i) adopt new Bylaws, or (ii) alter, amend or repeal Bylaws adopted by either the shareholders or the Board, and (iii) prescribe that any Bylaw made by them shall not be altered, amended or repealed by the Board (provided that if the shareholders do not so prescribe, any Bylaw made by them may be altered, amended or repealed by the Board).

            (c) The affirmative vote of the Holders of not less than 80 percent of each class of the voting stock of the Corporation then outstanding shall be required to amend or repeal this Article 3 or adopt any provision of the Articles or Bylaws inconsistent with this Article 3.

            (d)   For purposes of this Article 3:

                 (i) "Person" means any individual, firm, corporation or other entity.

                (ii) "Interested Shareholder" means (A) any Person (other than the Corporation, a Subsidiary, or any profit-sharing, employee stock ownership or employee benefit plan of the Corporation or a Subsidiary, or any trustee of or fiduciary with respect to any such plan acting in such capacity) that is the direct or indirect beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 (the "'34 Act") as in effect on June 30, 1996) of five percent or more of the outstanding capital stock of the Corporation entitled to vote for the election of directors, and (B) any Affiliate or Associate of any such Person.

               (iii) "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the '34 Act as in effect on June 30, 1996.

                (iv) "Subsidiary" means any business entity, fifty percent or more of which is directly or indirectly owned by the Corporation.

                 (v) "Continuing Director" means any member of the Board of Directors who is neither an Interested Shareholder nor affiliated with an Interested Shareholder and who was a member of the Board of Directors immediately prior to the time that the Interested Shareholder became an Interested Shareholder.

                (vi) "Holders" means the holders of all classes and series of the capital stock of the Corporation, except as otherwise specifically provided herein.

      4. To the full extent that the laws of the Commonwealth of Virginia, as they now or may hereafter exist, permit the limitation or elimination of the liability of directors or officers, no director or officer of the Corporation shall be liable to the Corporation or its shareholders for any monetary damages.

      5.    (a)   The Corporation shall indemnify a director or officer of
the Corporation who is or was a party to any proceeding, including a proceeding by or in the right of the Corporation, by reason of the fact that he is or was such a director or officer or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other profit or non-profit enterprise against all liabilities and expenses incurred in the proceeding, except such liabilities and expenses as are incurred because of his willful misconduct or knowing violation of the criminal law. Unless a determination has been made that indemnification is not permissible, the Corporation shall make advances and reimbursement for expenses incurred by a director or officer in a proceeding upon receipt of an undertaking from him to repay the same if it is ultimately determined that he is not entitled to indemnification. Such undertaking shall be an unlimited unsecured general obligation of the director or officer and shall be accepted without reference to his ability to make repayment. The Board of Directors is hereby empowered to contract in advance to indemnify and advance the expenses of any director or officer. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or
                                                          ---- ----------
its equivalent shall not, by itself, create a presumption that the director or officer did not meet the standard of conduct entitling him to indemnity hereunder.

            (b) The Board of Directors is hereby empowered to cause the Corporation to indemnify and make advances and reimbursement for expenses (or contract in advance for the same) incurred by any person not specified in paragraph (a) of this Article 5 who was or is a party to any proceeding, by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other profit or non-profit enterprise, to the same extent as if such person were specified as one to whom indemnification is granted in paragraph (a) of this Article.

            (c) The Corporation may purchase and maintain insurance to indemnify it against the whole or any portion of the liability assumed by it in accordance with this Article and may also procure insurance, in such amounts as the Board of Directors may determine, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against or incurred by such person in any such capacity or arising from his status as such, whether or not the Corporation would have power to indemnify him against such liability under the provisions of this Article.

            (d) Except as hereinafter provided, all determinations as to the permissibility of indemnification and advances and reimbursement for expenses (including contracts with respect thereto) shall be made by a majority vote of a quorum consisting of directors not at the time parties to the proceeding. In the event such a quorum cannot be obtained to make any determination as to the permissibility of indemnification and advances and reimbursement for expenses with respect to any claim for indemnification (including contracts with respect thereto), or in the event there has been a change in the composition of a majority of the Board of Directors after the date of the alleged act with respect to which indemnification is claimed, such determination shall be made by special legal counsel agreed upon by the Board of Directors and the proposed indemnitee. If the Board of Directors and the proposed indemnitee are unable to agree upon such special legal counsel, the Board of Directors and the proposed indemnitee each shall select a nominee, and the nominees shall select such special legal counsel.

            (e) The provisions of this Article shall be applicable to all actions, claims, suits or proceedings commenced after the adoption hereof, whether arising from any action taken or failure to act before or after such adoption. No amendment, modification or repeal of this Article shall diminish the rights provided hereby or diminish the right to indemnification with respect to any claim, issue or matter in any then pending or subsequent proceeding that is based in any material respect on any alleged action or failure to act prior to such amendment, modification or repeal.

            (f) Except to the extent inconsistent with this Article, terms used herein shall have the same meanings assigned them in the Indemnification Article of the Virginia Stock Corporation Act, as now in effect or hereafter amended or replaced. Without limitation, it is expressly understood that reference herein to directors, officers, employees or agents shall include former directors, officers, employees and agents and their respective heirs, executors and administrators.

                                                                   Appendix B
                              ARTICLES OF MERGER
                                      OF
                         GEORGIA BONDED FIBERS, INC.,
                           a New Jersey Corporation
                                     INTO
                             BONDED FIBERS, INC.,
                            a Virginia Corporation


      The undersigned corporations, hereby execute the following Articles of
Merger:

                                      ONE

                                Plan of Merger

      (a) Names, States of Incorporation and Authority. Pursuant to a Plan and Agreement of Merger dated 19th day of August, 1996 (hereinafter sometimes referred to as "the Plan"), Georgia Bonded Fibers, Inc., a New Jersey corporation (hereinafter referred to as "GBF") shall be merged with and into Bonded Fibers, Inc., a Virginia corporation (hereinafter referred to as "Bontex" or the "Surviving Corporation") (said corporations being hereinafter sometimes collectively referred to as the "Constituent Corporations"). In accordance with the Plan, the Surviving Corporation will adopt restated Articles of Incorporation, and will change its name to Bontex, Inc. The proposed merger is permitted by the laws of the State of New Jersey, and GBF has complied with such laws in effecting this merger.

      (b)   Terms and Conditions of Merger.  The terms and conditions of the
            ------------------------------
proposed merger are set forth in the Plan, a copy of which is attached hereto as Exhibit A.

                                      TWO

                          Adoption of Plan of Merger

      (1)   Adoption by GBF.  The Board of Directors of GBF approved the Plan
            ---------------
on August 19, 1996, and recommended the same to the shareholders. The shareholders of GBF approved the Plan by the following vote at a meeting held on November 7, 1996:

            Class       Outstanding       FOR          AGAINST
            -----       -----------       ---          -------

            Common      ___________       _____        _____


      (2)   Adoption by Bontex.  The Board of Directors of Bontex approved
            ------------------
the Plan by unanimous written consent effective as of August 19, 1996, and recommend the same to the shareholders. The shareholders of Bontex unanimously approved the Plan by unanimous written consent effective as of August 19, 1996.

                                     THREE

                                Effective Time

      The Articles of Merger shall become effective at 11:59 p.m. on ______________, 1996.

                                     FOUR

                              Relocation of Situs

      The merger merely constitutes a relocation of the situs of GBF from the State of New Jersey to the Commonwealth of Virginia, and a change in the identity, form and/or place of organization of GBF and Bontex pursuant to
Section 368(a)(1)(F) of the Internal Revenue Code.

      IN WITNESS WHEREOF, each of the Constituent Corporations have caused these Articles of Merger to be executed in its name by its President and Secretary, this ____ day of _________, 1996.


ATTEST:                             GEORGIA BONDED FIBERS, INC.


By:_______________________          By:___________________________
      Its Secretary                       Its President

ATTEST:                             BONDED FIBERS, INC.


By:_______________________          By:___________________________
      Its Secretary                       Its President

                                                                   Appendix C

                      NEW JERSEY BUSINESS CORPORATION ACT
                                  CHAPTER 11
                       RIGHTS OF DISSENTING SHAREHOLDERS


14A:11-1.   Right of shareholders to dissent

      (1) Any shareholder of a domestic corporation shall have the right to dissent from any of the following corporate actions

            (a) Any plan of merger or consolidation to which the corporation is a party, provided that, unless the certificate of incorporation otherwise provides

                  (i) a shareholder shall not have the right to dissent from any plan of merger or consolidation with respect to shares

                        (A) of a class or series which is listed on a national securities exchange or is held of record by not less than 1,000 holders on the record date fixed to determine the shareholders entitled to vote upon the plan of merger or consolidation; or

                        (B) for which, pursuant to the plan of merger or consolidation, he will receive (x) cash, (y) shares, obligations or other securities which, upon consummation of the merger or consolidation, will either be listed on a national securities exchange or held of record by not less than 1,000 holders, or (z) cash and such securities;

                  (ii) a shareholder of a surviving corporation shall not have the right to dissent from a plan of merger, if the merger did not require for its approval the vote of such shareholders as provided in section 14A:10-5.1 or in subsection 14A:10-3(4), 14A:10-7(2) or 14A:10-7(4); or

            (b) Any sale, lease, exchange or other disposition of all or substantially all of the assets of a corporation not in the usual or regular course of business as conducted by such corporation, other than a transfer pursuant to subsection (4) of N.J.S. 14A:10-11, provided that, unless the certificate of incorporation otherwise provides, the shareholder shall not have the right to dissent.

                  (i) with respect to shares of a class or series which, at the record date fixed to determine the shareholders entitled to vote upon such transaction, is listed on a national securities exchange or is held of record by not less than 1,000 holders; or

                  (ii) from a transaction pursuant to a plan of dissolution of the corporation which provides for distribution of substantially all of its net assets to shareholders in accordance with their respective interests within one year after the date of such transaction, where such transaction is wholly for

                        (A)   cash; or

                        (B) shares, obligations or other securities which, upon consummation of the plan of dissolution will either be listed on a national securities exchange or held of record by not less than 1,000 holders; or

                        (C)   cash and such securities; or

                  (iii) from a sale pursuant to an order of a court having
            jurisdiction.

      (2) Any shareholder of a domestic corporation shall have the right to dissent with respect to any shares owned by him which are to be acquired pursuant to section 14A:10-9.

      (3) A shareholder may not dissent as to less than all of the shares owned beneficially by him and with respect to which a right of dissent exists. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner with respect to which the right of dissent exists.

      (4) A corporation may provide in its certificate of incorporation that holders of all its shares, or of a particular class or series thereof, shall have the right to dissent from specified corporate actions in addition to those enumerated in subsection 14A:11-1(1), in which case the exercise of such right of dissent shall be governed by the provisions of this Chapter.

14A:11-2.   Notice of dissent; demand for payment; endorsement of
certificates

      (1) Whenever a vote is to be taken, either at a meeting of shareholders or upon written consents in lieu of a meeting pursuant to section 14A:5-6, upon a proposed corporate action from which a shareholder may dissent under section 14A:11-1, any shareholder electing to dissent from such action shall file with the corporation before the taking of the vote of the shareholders on such corporate action, or within the time specified in paragraph 14A:5-6(2)(b) or 14A:5-6(2)(c), as the case may be, if no meeting of shareholders is to be held, a written notice of such dissent stating that he intends to demand payment for his shares if the action is taken.

      (2) Within 10 days after the date on which such corporate action takes effect, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, shall give written notice of the effective date of such corporate action, by certified mail to each shareholder who filed written notice of dissent pursuant to subsection 14A:11-2(1), except any who voted for or consented in writing to the proposed action.

      (3) Within 20 days after the mailing of such notice, any shareholder to whom the corporation was required to give such notice and who has filed a written notice of dissent pursuant to this section may make written demand on the corporation, or, in the case of a merger or consolidation, on the surviving or new corporation, for the payment of the fair value of his shares.

      (4) Whenever a corporation is to be merged pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) and shareholder approval is not required under subsections 14A:10-5.1(5) and 14A:10-5.1(6), a shareholder who has the right to dissent pursuant to section 14A:11-1 may, not later than 20 days after a copy or summary of the plan of such merger and the statement required by subsection 14A:10-5.1(2) is mailed to such shareholder, make written demand on the corporation or on the surviving corporation, for the payment of the fair value of his shares.

      (5) Whenever all the shares, or all the shares of a class or series, are to be acquired by another corporation pursuant to section 14A:10-9, a shareholder of the corporation whose shares are to be acquired may, not later than 20 days after the mailing of notice by the acquiring corporation pursuant to paragraph 14A:10-9(3)(b), make written demand on the acquiring corporation for the payment of the fair value of his shares.

      (6) Not later than 20 days after demanding payment for his shares pursuant to this section, the shareholder shall submit the certificate or certificates representing his shares to the corporation upon which such demand has been made for notation thereon that such demand has been made, whereupon such certificate or certificates shall be returned to him. If shares represented by a certificate on which notation has been made shall be transferred, each new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of such shares, and a transferee of such shares shall acquire by such transfer no rights in the corporation other than those which the original dissenting shareholder had after making a demand for payment of the fair value thereof.

      (7) Every notice or other communication required to be given or made by a corporation to any shareholder pursuant to this Chapter shall inform such shareholder of all dates prior to which action must be taken by such shareholder in order to perfect his rights as a dissenting shareholder under this Chapter.

14A:11-3.   "Dissenting shareholder" defined; date for determination of fair value

      (1) A shareholder who has made demand for the payment of his shares in the manner prescribed by subsection 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) is hereafter in this Chapter referred to as a "dissenting shareholder."

      (2) Upon making such demand, the dissenting shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights of a dissenting shareholder under this Chapter.

      (3)   "Fair value" as used in this Chapter shall be determined

            (a) As of the day prior to the day of the meeting of shareholders at which the proposed action was approved or as of the day prior to the day specified by the corporation for the tabulation of consents to such action if no meeting of shareholders was held; or

            (b) In the case of a merger pursuant to section 14A:10-5.1 or subsection 14A:10-7(4) in which shareholder approval is not required, as of the day prior to the day on which the board of directors approved the plan of merger; or

            (c) In the case of an acquisition of all the shares or all the shares of a class or series by another corporation pursuant to section 14A:10-9, as of the day prior to the day on which the board of directors of the acquiring corporation authorized the acquisition, or, if a shareholder vote was taken pursuant to section 14A:10-12, as of the day provided in paragraph 14A:11-3(3)(a).

      In all cases, "fair value" shall exclude any appreciation or depreciation resulting from the proposed action.

14A:11-4.   Termination of right of shareholder to be paid the fair value of his shares

      (1) The right of a dissenting shareholder to be paid the fair value of his shares under this Chapter shall cease if

            (a) he has failed to present his certificates for notation as provided by subsection 14A:11-2(6), unless a court having jurisdiction, for good and sufficient cause shown, shall otherwise direct;

            (b) his demand for payment is withdrawn with the written consent of the corporation;

            (c) the fair value of the shares is not agreed upon as provided in this Chapter and no action for the determination of fair value by the Superior Court is commenced within the time provided in this Chapter;

            (d) the Superior Court determines that the shareholder is not entitled to payment for his shares;

            (e)   the proposed corporate action is abandoned or rescinded; or

            (f) a court having jurisdiction permanently enjoins or sets aside the corporate action.

      (2) In any case provided for in subsection 14A:11-4(1), the rights of the dissenting shareholder as a shareholder shall be reinstated as of the date of the making of a demand for payment pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) without prejudice to any corporate action which has taken place during the interim period. In such event, he shall be entitled to any intervening preemptive rights and the right to payment of any intervening dividend or other distribution, or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the board, the fair value thereof in cash as of the time of such expiration or completion.

14A:11-5.   Rights of dissenting shareholder

      (1) A dissenting shareholder may not withdraw his demand for payment of the fair value of his shares without the written consent of the corporation.

      (2) The enforcement by a dissenting shareholder of his right to receive payment for his shares shall exclude the enforcement by such dissenting shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in subsection 14A:11-4(2) and except that this subsection shall not exclude the right of such dissenting shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is ultra vires, unlawful or fraudulent as to such dissenting shareholder.

14A:11-6.   Determination of fair value by agreement

      (1) Not later than 10 days after the expiration of the period within which shareholders may make written demand to be paid the fair value of their shares, the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) shall mail to each dissenting shareholder the balance sheet and the surplus statement of the corporation whose shares he holds, as of the latest available date which shall not be earlier than 12 months prior to the making of such offer and a profit and loss statement or statements for not less than a 12-month period ended on the date of such balance sheet or, if the corporation was not in existence for such 12-month period, for the portion thereof during which it was in existence. The corporation may accompany such mailing with a written offer to pay each dissenting shareholder for his shares at a specified price deemed by such corporation to be the fair value thereof. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or, if divided into series, of the same series.

      (2) If, not later than 30 days after the expiration of the 10-day period limited by subsection 14A:11-6(1), the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made upon surrender of the certificate or certificates representing such shares.

14A:11-7.   Procedure on failure to agree upon fair value; commencement of action to determine fair value

      (1) If the fair value of the shares is not agreed upon within the 30-day period limited by subsection 14A:11-6(2), the dissenting shareholder may serve upon the corporation upon which such demand has been made pursuant to subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) a written demand that it commence an action in the Superior Court for the determination of the fair value of the shares. Such demand shall be served not later than 30 days after the expiration of the 30-day period so limited and such action shall be commenced by the corporation not later than 30 days after receipt by the corporation of such demand, but nothing herein shall prevent the corporation from commencing such action at any earlier time.

      (2) If a corporation fails to commence the action as provided in subsection 14A:11-7(1), a dissenting shareholder may do so in the name of the corporation, not later than 60 days after the expiration of the time limited by subsection 14A:11-7(1) in which the corporation may commence such an action.

14A:11-8.   Action to determine fair value; jurisdiction of court;
            appointment of appraiser

      In any action to determine the fair value of shares pursuant to this
Chapter:

            (a) The Superior Court shall have jurisdiction and may proceed in the action in a summary manner or otherwise;

            (b) All dissenting shareholders, wherever residing, except those who have agreed with the corporation upon the price to be paid for their shares, shall be made parties thereto as an action against their shares quasi in rem;

            (c) The court in its discretion may appoint an appraiser to receive evidence and report to the court on the question of fair value, who shall have such power and authority as shall be specified in the order of his appointment; and

            (d) The court shall render judgment against the corporation and in favor of each shareholder who is a party to the action for the amount of the fair value of his shares.

14A:11-9.   Judgment in action to determine fair value

      (1) A judgment for the payment of the fair value of shares shall be payable upon surrender to the corporation of the certificate or certificates representing such shares.

      (2) The judgment shall include an allowance for interest at such rate as the court finds to be equitable, from the date of the dissenting shareholder's demand for payment under subsections 14A:11-2(3), 14A:11-2(4) or 14A:11-2(5) to the day of payment. If the court finds that the refusal of any dissenting shareholder to accept any offer of payment, made by the corporation under section 14A:11-6, was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

14A:11-10.  Costs and expenses of action

      The costs and expenses of bringing an action pursuant to section 14A:11-8 shall be determined by the court and shall be apportioned and assessed as the court may find equitable upon the parties or any of them. Such expenses shall include reasonable compensation for and reasonable expenses of the appraiser, if any, but shall exclude the fees and expenses of counsel for and experts employed by any party; but if the court finds that the offer of payment made by the corporation under section 14A:11-6 was not made in good faith, or if no such offer was made, the court in its discretion may award to any dissenting shareholder who is a party to the action reasonable fees and expenses of his counsel and of any experts employed by the dissenting shareholder.

14A:11-11.  Disposition of shares acquired by corporation

      (1) The shares of a dissenting shareholder in a transaction described in subsection 14A:11-1(1) shall become reacquired by the corporation which issued them or by the surviving corporation, as the case may be, upon the payment of the fair value of shares.

      (2)   (Deleted by amendment, P.L. 1995, c. 279.)

      (3)   In an acquisition of shares pursuant to section 14A:10-9 or section 14A:10-13, the shares of a dissenting shareholder shall become the property of the acquiring corporation upon the payment by the acquiring corporation of the fair value of such shares. Such payment may be made, with the consent of the acquiring corporation, by the corporation which issued the shares, in which case the shares so paid for shall become reacquired by the corporation which issued them and shall be cancelled.

[X]   PLEASE MARK VOTES                   PROXY
      AS IN THIS EXAMPLE      GEORGIA BONDED FIBERS, INC.

Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting November 7, 1996

The undersigned hereby constitutes and appoints David A. Dugan and William B. D'Surney, or either of them, his true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned and to vote as designated below, all the shares of Common Stock held of record by the undersigned on September 26, 1996, at the Annual Meeting of Stockholders of Georgia Bonded Fibers, Inc. to be held at the Best Western Inn at Hunt Ridge, Willow Springs Drive, Lexington, Virginia, on Thursday, November 7, 1996 at 10:30 A.M., Eastern Standard Time, and at any adjournments thereof.





The undersigned acknowledges receipt of the Proxy Statement dated October 4, 1996.

This proxy must be signed     Dated:         , 1996
                                    --------
exactly as name appears hereon.


            ------------------------------------
            Signature(s) of Stockholder(s) above

                                    WITH  FOR ALL
                              FOR   HOLD  EXCEPT
1.    ELECTION OF DIRECTORS   [ ]   [ ]   [ ]
      Nominees: Three Class C directors for a three year term, William J. Binnie, Michael J. Breton and Frank B. Mayorshi.

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

      ----------------------------------------------------------------------

                                    WITH  FOR ALL
                              FOR   HOLD  EXCEPT
2.    APPOINTMENT OF KPMG     [ ]   [ ]   [ ]
      PEAT MARWICK LLP as independent auditors of the Company for fiscal year 1997.

                                    WITH  FOR ALL
                              FOR   HOLD  EXCEPT
3.    REORGANIZATION to       [ ]   [ ]   [ ]
      change the state of incorporation of Georgia Bonded Fibers, Inc. to Virginia and to effect amended and restated Articles of Incorporation of the Company by approving a Plan and Agreement of Merger dated as of August 19, 1996, and the related Articles of Merger, providing for the merger of the Company into a Virginia corporation, which is a wholly owned subsidiary of the Company.

4. In their discretion, upon other matters as may properly come before the meeting.

Please check box if you plan to attend the annual stockholders meeting.  [ ]

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. This proxy is revocable at any time prior to the exercise hereof.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
   Detach above card, sign, date and mail in postage paid envelope provided.

                          GEORGIA BONDED FIBERS, INC.

----------------------------------------------------------------------------

      When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If executed on behalf of a corporation, please sign full corporate name by duly authorized officer.

                              PLEASE ACT PROMPTLY
                    SIGN, DATE & MAIL YOUR PROXY CARD TODAY
-----------------------------------------------------------------------------